UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

Schedule 14A

________________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under to §240.14a-12

FEUTUNE LIGHT ACQUISITION CORPORATION
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Feutune Light Acquisition Corporation
48 Bridge Street, Building A
Metuchen, New Jersey 08840

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD March 18, 2024

To the Stockholders of Feutune Light Acquisition Corporation:

You are cordially invited to attend the special meeting (the “Special Meeting”) of stockholders of Feutune Light Acquisition Corporation (“FLFV,” the “Company,” “we,” “us,” or “our” upon and following the Merger as defined below) to be held virtually on March 18, 2024 at 11:30 a.m., Eastern Time. In order to facilitate shareholder attendance and participation, we have determined that the Special Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting.

To participate in the Special Meeting virtually via the Internet, you must register in advance at: https://robinsoncole.zoom.us/meeting/register/tJYsdO2uqzgsEtPPiuR3meMoXdEpmBUX2pZn, prior to the Special Meeting. Upon completing your registration, you will receive further instructions via email, including the link that will allow you access to the Special Meeting. You will not be able to attend the Special Meeting in person.

If you plan to attend the virtual Special Meeting, please be sure to follow instructions found on your proxy card, voting instruction form or notice to consider and vote upon the following proposals:

•        Proposal No. 1 — The Extension Amendment Proposal — a proposal to amend the Company’s current effective Amended and Restated Certificate of Incorporation to allow the Company until March 21, 2024 to consummate an initial business combination and may elect to extend the period to consummate an initial business combination up to nine times, each by an additional one-month period, for a total of up to nine months to December 21, 2024, by depositing the amount of cash as specified in this proxy statement, for each one-month period (each, a “New Monthly Extension”) to the Company’s trust account (the “Trust Account”) (the “Extension Amendment Proposal”, such amendment as set forth in Annex A is herein referred to as the “Extension Amendment”);

•        Proposal No. 2 — The Adjournment Proposal — a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposal (the “Adjournment Proposal”).

If the stockholders approve the Extension Amendment Proposal, the Company will have until March 21, 2024 (the “Initial Termination Date”) to consummate an initial business combination and may elect to extend the period to consummate an initial business combination (the “Combination Period”) up to nine times, each by an additional New Monthly Extension, for a total of up to nine months to December 21, 2024 (such later deadlines to consummate an initial business combination, depending on the number of New Monthly Extensions sought by the Company, shall be referred as the “Extended Termination Date”). For each share of Class A common stock of the Company, par value $0.0001 (“Class A Common Stock”), held by public stockholders (the “Public Share”) that is not redeemed by the stockholders in connection with the Extension Amendment Proposal (collectively, the “Remaining Shares”, each, a “Remaining Share”), for each New Monthly Extension, Feutune Light Sponsor LLC (the “Sponsor”) or its designee will deposit the lesser of (i) $60,000 for all Remaining Shares, or (ii) $0.035 per Remaining Share, in the Trust Account (each, a “New Monthly Extension Payment”). If there is (i) no redemption of the Public Shares, the New Monthly Extension Payment will be $60,000, (ii) a 50% redemption of the Public Shares, the New Monthly Extension Payment will be $60,000, and (iii) an 80% redemption of the Public Shares, the New Monthly Extension Payment will be $35,304.47. The first New Monthly Extension Payment after the approval of the Extension Amendment Proposal must be made prior to March 21, 2024, while each of the following New Monthly Extension Payments must be deposited into the Trust Account prior to 21st day of each succeeding month until the Extended Termination Date. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the Trust Account.

Each of the proposals is more fully described in the accompanying proxy statement.

The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting for, or otherwise in connection with, the approval of other proposals.

The board of directors of the Company (the “Board”) has fixed the close of business on February 26, 2024 (the “Record Date”) as the date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment. As of the Record Date, there were 5,542,368 shares of Class A Common Stock issued and outstanding, including 498,875 Private Shares (as defined below) held by directors, officers, employees, the Sponsor of the Company and US Tiger Securities, Inc. (“US Tiger”, together with foregoing who own the Private Shares, the “Founders”), and 2,443,750 shares of Class B common stock, par value $0.0001 (“Class B Common Stock”, collectively with Class A Common Stock, “Common Stock”) issued and outstanding.

As previously disclosed on the Company’s Current Report on Form 8-K filed on October 27, 2023, on October 26, 2023, The Company entered into an Agreement and Plan of Merger (as the same may be amended, restated or supplemented, the “Merger Agreement”) with Thunder Power Holdings Limited, a British Virgin Islands company (“Thunder Power”) and Feutune Light Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the Merger Agreement, Thunder Power will be merged with and into Merger Sub (the “Merger”, together will all transaction contemplated in the Merger Agreement, the “Thunder Power Business Combination”), with the Merger Sub surviving the Merger as a direct wholly owned subsidiary of the Company after the Merger (the Company surviving the Merger shall be referred as “Surviving Co”).

At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of the Company, Merger Sub, Thunder Power or the shareholders of Thunder Power immediately prior to the Effective Time (collectively, the “Thunder Power Shareholders”), each Thunder Power Shareholder’s ordinary shares of Thunder Power (“Thunder Power Ordinary Shares”) issued and outstanding immediately prior to the Effective Time (excluding dissenting shares and shares held by Thunder Power or any of its direct or indirect subsidiaries as of immediately prior to the Effective Time) will be cancelled and automatically converted into (i) the right to receive, without interest, the applicable portion of the Closing Merger Consideration Shares (as defined in the Merger Agreement) as set forth in the Closing Consideration Spreadsheet (as defined in the Merger Agreement) and (ii) the contingent right to receive the applicable portion of the Earnout Shares (as defined in the Merger Agreement), if, as and when payable in accordance with the earnout provisions described below. For avoidance of any doubt, each Thunder Power Shareholder will cease to have any rights with respect to such Thunder Power Shareholder’s Thunder Power Ordinary Shares, except the right to receive the Closing Per Share Merger Consideration and the Earnout Shares. “Closing Merger Consideration Shares” means 40,000,000 shares of common stock of the Surviving Co, which are equal or equivalent in value to the sum of $400,000,000 divided by $10.00 per share. “Earnout Shares” means 20,000,000 shares of common stock of Surviving Co, which are equal or equivalent in value to the sum of $200,000,000 divided by $10.00 per share, subject to the vesting schedule set forth in the Merger Agreement.

The Thunder Power Business Combination will be submitted to shareholders for approval at a special meeting of stockholders. The Company has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement/prospectus on Form S-4, as amended (File No. 333-275933, the “S-4”) in connection with the proposed Thunder Power Business Combination, the Merger Agreement and other relevant matters.

The purpose of the Extension Amendment is to allow the Company to have more time and flexibility to complete an initial business combination. The Company’s certificate of amendment to the Amended and Restated Certificate of Incorporation, dated June 19, 2023 and filed on June 20, 2023 (the certificate of amendment, together with the Amended and Restated Certificate of Incorporation, dated June 14, 2022, the “Current Charter”) provide that the Company has until June 21, 2023 to consummate an initial business combination and may elect to extend the period to consummate an initial business combination (“Combination Period”) up to nine times, each by an additional one-month period, for a total of up to nine months to March 21, 2024 to complete our initial business combination. Further, the final prospectus (the “IPO Prospectus”) for the Company’s initial public offering (the “IPO”) (File No. 333-264221), dated June 17, 2022, and the Current Charter provide that the Company may modify provisions in the Current Charter in connection with the Combination Period by amending the Current Charter approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of our Common Stock.

The Current Charter was approved in a special meeting of the stockholders (the “2023 Special Meeting”) on June 16, 2023, where the stockholders of the Company approved the Company to amend the Company’s then effective Amended and Restated Certificate of Incorporation to allow the Company until June 21, 2023 to consummate an initial business combination and may elect to extend the period to consummate an initial business combination up to nine times, each by an additional one-month period (each an “Current Monthly Extension”), for a total of up to nine months to March 21, 2024, by depositing to the Company’s Trust Account, the lesser of (i) $100,000 for all Public Shares and (ii) $0.04 for each Public Share for each one-month extension (each a “Current Monthly Extension Payment”). On June 20, 2023, the Current Charter was filed with the State of Delaware, effective on the same date. In connection with the votes to approve the Current Charter, 4,791,507 shares of Class A Common Stock of the Company were tendered for redemption and cancelled.

As of the date hereof, all 9 Current Monthly Extension Payments, each in the amount of $100,000, were deposited into the Trust Account, among which, 5 Current Monthly Extension Payments were made by Thunder Power pursuant to the Merger Agreement, 3 were made by the Sponsor and one were made by the management from the working capital of the Company. As a result, the Company currently has sought 9 Current Monthly Extensions to have until March 21, 2024 to complete the Business Combination.

The Board currently believes that there will not be sufficient time before the Initial Termination Date for the Company to complete the initial business combination. If the Extension Amendment Proposal is approved, the Company will still have the right to extend the Combination Period from the Initial Termination Date of March 21, 2024 to up to the Extended Termination Date of December 21, 2024, provided that the New Monthly Extension Payment is deposited into the Trust Account on or prior to the 21st day of each month commencing from March until November 2024. In connection with the Extension Amendment, if there is (i) no redemption of the Public Shares, the New Monthly Extension Payment will be $60,000, (ii) a 50% redemption of the Public Shares, the New Monthly Extension Payment will be $60,000, and (iii) an 80% redemption of the Public Shares, the New Monthly Extension Payment will be $35,304.47. The Company’s board has determined that, given the Company’s expenditure of time, efforts and money to complete an initial business combination, it is in the best interests of its stockholder to approve the Extension Amendment.

Although the approval of the Extension Amendment Proposal is essential to the implementation of the Board’s plan to have more time and flexibility to complete the initial business combination, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by stockholders.

If the Extension Amendment Proposal is not approved, and an initial business combination is not consummated by March 21, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless in the event the Company winds up.

You are not being asked to vote on any proposed initial business combination at this time. If the Extension Amendment Proposal is approved and you do not elect to have your Public Shares redeemed now, you will retain the right to vote on the initial business combination when and if one is submitted to stockholders and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event the initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Termination Date.

Public stockholders of shares of Class A Common Stock sold in the IPO may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal (the “Election”), regardless of whether such public stockholders vote “FOR” or “AGAINST,” or abstain from voting on, the Extension Amendment Proposal or otherwise at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. However, the Company will not proceed with the Extension Amendment if the redemption of Public Shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of Public Shares causes the net tangible assets to be less than $5,000,001 and the Extension Amendment is not proceeded, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such Trust Account to the public stockholders.

The Company believes that such redemption right protects the Company’s public stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition in the timeframe initially contemplated by the Charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST,” or abstain from voting on, the Extension Amendment Proposal at the Special Meeting, if the Extension Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the stockholders, subject to any limitations set forth in the Charter and the limitations contained in related agreements. Each redemption of shares by our public stockholders in connection with the Extension will decrease the amount in our Trust Account.

PUBLIC STOKHOLDER ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE EXTENSION AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC STOKHOLDERS WHO HOLD PUBLIC SHARES ON OR BEFORE TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE EXTENSION AMENDMENT PROPOSAL. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR STOCK CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR STOCK ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

We estimate, based on the value of Trust Account as of the Record Date, that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.79 per share, subject to the actual value of the Trust Account at the time of the redemption. The closing price of Class A Common Stock on February 26, 2024, the Record Date, was $10.90. We cannot assure our stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when our stockholders wish to sell their shares.

In consideration of the Extension Amendment Proposal, the Company’s stockholders should be aware that if the Extension Amendment Proposal is approved (and not abandoned), the Company will incur additional expenses in seeking to complete an initial business combination, in addition to the New Monthly Extension Payments.

Approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of our Common Stock. The affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the Special Meeting is required to approve the Adjournment Proposal.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal is fair to and in the best interests of the Company and its stockholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” it. In addition, the Board recommends that you vote “FOR” to direct the chairman of the Special Meeting to adjourn the Special Meeting, if applicable.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal to be considered at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares. We are providing the proxy statement and the accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the Special Meeting and at any adjournments or postponements of the Special Meeting. The proxy statement is dated March 1, 2024 and is first being mailed to stockholders of the Company on or about March 4, 2024.

Whether or not you plan to attend the Special Meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. If you are a registered stockholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR the proposals to be considered at the Special Meeting, except that with respect to the Extension Amendment Proposal, your votes without instruction how you wish to vote will be counted as broker “non-votes.”

We look forward to seeing you at the meeting.

Dated: March 1, 2024

By Order of the Board of Directors,
/s/ Lei Xu
Lei Xu
Chairwoman and President

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY U. S. STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT OR PASSED UPON THEIR MERITS OR FAIRNESS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FEUTUNE LIGHT ACQUISITION CORPORATION
48 Bridge Street, Building A
Metuchen, New Jersey 08840

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD March 18, 2024

PROXY STATEMENT

The special meeting of stockholders (the “Special Meeting”) of Feutune Light Acquisition Corporation (“FLFV”, the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held virtually on March 18, 2024 at 11:30 a.m., Eastern Time, to consider and vote upon the following proposals:

•        Proposal No. 1 — The Extension Amendment Proposal — proposal to amend the Company’s current effective Amended and Restated Certificate of Incorporation to allow the Company until March 21, 2024 to consummate an initial business combination and may elect to extend the period to consummate an initial business combination up to nine times, each by an additional one-month period, for a total of up to nine months to December 21, 2024, by depositing the amount of cash as specified in this proxy statement, for each one-month period (each, a “New Monthly Extension”) to the Company’s trust account (the “Trust Account”) (the “Extension Amendment Proposal”, such amendment as set forth in Annex A is herein referred to as the “Extension Amendment”);

•        Proposal No. 2 — The Adjournment Proposal — a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals (the “Adjournment Proposal”).

If the stockholders approve the Extension Amendment Proposal, the Company will have until March 21, 2024 (the “Initial Termination Date”) to consummate an initial business combination and may elect to extend the period to consummate an initial business combination (the “Combination Period”) up to nine times, each by an additional New Monthly Extension, for a total of up to nine months to December 21, 2024 (such later deadlines to consummate an initial business combination, depending on the number of New Monthly Extensions sought by the Company, shall be referred as the “Extended Termination Date”). For each share of Class A common stock of the Company, par value $0.0001(“Class A Common Stock”), held by public stockholders (the “Public Share”) that is not redeemed by the stockholders in connection with the Extension Amendment Proposal (collectively, the “Remaining Shares”, each, a “Remaining Share”), for each New Monthly Extension, Feutune Light Sponsor LLC (the “Sponsor”) or its designee will deposit the lesser of (i) $60,000 for all Remaining Shares, or (ii) $0.035 per Remaining Share, in the Trust Account (each, a “New Monthly Extension Payment”). If there is (i) no redemption of the Public Shares, the New Monthly Extension Payment will be $60,000, (ii) a 50% redemption of the Public Shares, the New Monthly Extension Payment will be $60,000, and (iii) an 80% redemption of the Public Shares, the New Monthly Extension Payment will be $35,304.47. The first New Monthly Extension Payment after the approval of the Extension Amendment Proposal must be made prior to March 21, 2024, while each of the following New Monthly Extension Payments must be deposited into the Trust Account prior to 21st day of each succeeding month until the Extended Termination Date. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the Trust Account.

FLFV will hold the Special Meeting virtually. You will be able to attend the Special Meeting online and vote during the Special Meeting. To participate in the Special Meeting virtually via the Internet, you must register in advance at https://robinsoncole.zoom.us/meeting/register/tJYsdO2uqzgsEtPPiuR3meMoXdEpmBUX2pZn, prior to the Special Meeting. Upon completing your registration, you will receive further instructions via email, including the link that will allow you access to the Special Meeting. You will not be able to attend the Special Meeting in person. If you plan to attend the virtual Special Meeting, please be sure to follow instructions found on your proxy card, voting instruction form or notice.

The board of directors of the Company (the “Board”) has fixed the close of business on February 26, 2024 (the “Record Date”) as the date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and holders of record of the Company’s outstanding shares of

Class B common stock, par value $0.0001 per share (“Class B Common Stock”, together with Class A Common Stock, “Common Stock”), on that date are entitled to have their votes counted at the Special Meeting or any adjournment. On the Record Date, there were 5,542,368 shares of Class A Common Stock issued and outstanding, including 498,875 Private Shares (as defined below) held by directors, officers, employees, the Sponsor of the Company and US Tiger Securities, Inc. (“US Tiger”, together with foregoing who own the Private Shares, the “Founders”), and 2,443,750 shares of Class B Common Stock issued and outstanding.

As previously disclosed on the Company’s Current Report on Form 8-K filed on October 27, 2023, on October 26, 2023, The Company entered into an Agreement and Plan of Merger (as the same may be amended, restated or supplemented, the “Merger Agreement”) with Thunder Power Holdings Limited, a British Virgin Islands company (“Thunder Power”) and Feutune Light Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the Merger Agreement, Thunder Power will be merged with and into Merger Sub (the “Merger”, together will all transaction contemplated in the Merger Agreement, the “Thunder Power Business Combination”), with the Merger Sub surviving the Merger as a direct wholly owned subsidiary of the Company after the Merger (the Company surviving the Merger shall be referred as the Surviving Co).

At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of the Company, Merger Sub, Thunder Power or the shareholders of Thunder Power immediately prior to the Effective Time (collectively, the “Thunder Power Shareholders”), each Thunder Power Shareholder’s ordinary shares of Thunder Power (“Thunder Power Ordinary Shares”) issued and outstanding immediately prior to the Effective Time (excluding dissenting shares and shares held by Thunder Power or any of its direct or indirect subsidiaries as of immediately prior to the Effective Time) will be cancelled and automatically converted into (i) the right to receive, without interest, the applicable portion of the Closing Merger Consideration Shares (as defined in the Merger Agreement) as set forth in the Closing Consideration Spreadsheet (as defined in the Merger Agreement) and (ii) the contingent right to receive the applicable portion of the Earnout Shares (as defined in the Merger Agreement), if, as and when payable in accordance with the earnout provisions described below. For avoidance of any doubt, each Thunder Power Shareholder will cease to have any rights with respect to such Thunder Power Shareholder’s Thunder Power Ordinary Shares, except the right to receive the Closing Per Share Merger Consideration and the Earnout Shares. “Closing Merger Consideration Shares” means 40,000,000 shares of common stock of Surviving Co, which are equal or equivalent in value to the sum of $400,000,000 divided by $10.00 per share. “Earnout Shares” means 20,000,000 shares of common stock of Surviving Co, which are equal or equivalent in value to the sum of $200,000,000 divided by $10.00 per share, subject to the vesting schedule set forth in the Merger Agreement.

The Thunder Power Business Combination will be submitted to shareholders for approval at a special meeting of stockholders. The Company has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement/prospectus on Form S-4, as amended (File No. 333-275933, the “S-4”) in connection with the proposed Thunder Power Business Combination, the Merger Agreement and other relevant matters.

The purpose of the Extension Amendment is to allow the Company to have more time and flexibility to complete an initial business combination. The Company’s certificate of amendment to the Amended and Restated Certificate of Incorporation, dated June 19, 2023 and filed on June 20, 2023 (the certificate of amendment, together with the Amended and Restated Certificate of Incorporation, dated June 14, 2022, the “Current Charter”) provide that the Company has until June 21, 2023 to consummate an initial business combination and may elect to extend the Combination Period up to nine times, each by an additional one-month period, for a total of up to nine months to March 21, 2024 (the “Initial Termination Date”) to complete our initial business combination. Further, the final prospectus (the “IPO Prospectus”) for the Company’s initial public offering (the “IPO”) (File No. 333-264221), dated June 17, 2022, and the Current Charter provide that the Company may modify provisions in the Current Charter in connection with the Combination Period by amending the Current Charter approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of our Common Stock.

The Board currently believes that there will not be sufficient time before March 21, 2024 for the Company to complete the initial business combination. If the Extension Amendment Proposal is approved, the Company will still have the right to extend the time for the Company to complete its initial business combination from the Initial Termination Date of March 21, 2024 to up to the Extended Termination Date of December 21, 2024, provided that the New Monthly Extension Payment is deposited into the Trust Account on or prior to the 21st day of each month commencing from March until November 2024. In connection with the Extension Amendment, if there is (i) no redemption of the Public Shares, the New Monthly Extension Payment will be $60,000, (ii) a 50% redemption of the Public Shares, the New Monthly Extension Payment will be $60,000, and (iii) an 80% redemption of the Public Shares, the New Monthly Extension Payment will be $35,304.47. The Company’s board has determined that, given the Company’s expenditure of time, efforts and money to complete an initial business combination, it is in the best interests of its stockholder to approve the Extension Amendment.

A quorum of 50% of the Company’s shares of Common Stock outstanding as of the Record Date, present in person (including virtual presence) or by proxy, will be required to conduct the Special Meeting. Provided that there is a quorum, Approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the then outstanding shares of our Common Stock.

Public stockholders of shares of our Class A Common Stock sold in the IPO may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal (the “Election”), regardless of whether such public stockholders vote “FOR” or “AGAINST,” or abstain from voting on, the Extension Amendment Proposal or otherwise at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. However, the Company will not proceed with the Extension Amendment if the redemption of Public Shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of Public Shares causes the net tangible assets to be less than $5,000,001 and the Extension Amendment is not proceeded, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such Trust Account to the public stockholders. If the Extension Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the initial business combination when it is submitted to the stockholders, subject to any limitations set forth in the Charter and the limitations contained in related agreements. In addition, public stockholders who vote for the Extension Amendment Proposal and do not make the Election would be entitled to redemption if the Company has not completed an initial business combination by the Extended Termination Date. The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximately $54.48 million held in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved, and an initial business combination not consummated by March 21, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless in the event the Company winds up.

On February 2, 2022, our Sponsor acquired 2,443,750 shares of Class B Common Stock for an aggregate purchase price of $25,000, or the “Founder Shares,” from us. Immediately prior to the closing of the IPO on June 21, 2022, our Sponsor also agreed to transfer an aggregated amount of 505,000 Founder Shares to our officers, directors, secretary and their designees prior to the closing of the IPO, among which, (i) 141,000 Founder Shares were transferred to Mr. Xuedong (Tony) Tian, our Chief Executive Officer and Director, (ii) 153,000 Founder Shares were transferred to Dr. Lei Xu, our Chairwoman and President, (iii) 141,000 Founder Shares were transferred to Ms. Yuanmei Ma, our Chief Financial Officer, (iv) 10,000 Founder Shares were transferred to Ms. De Mi, our secretary, and (v) each 20,000 Founder Shares were transferred to each of Messrs. Kevin Vassily, David Ping Li, Michael Davidov, our independent directors. On March 14, 2023, pursuant to a certain securities transfer agreement between the Sponsor and Mr. Tian, Dr Xu, Ms. Ma, and Ms. Mi, a total of 75,650 Founder Shares were repurchased by the Sponsor from each of the four individuals, including (i) 23,970 Founder Shares from Mr. Tian, (ii)26,010 Founder Shares from Dr. Xu, (iii) 23,970 Founder Shares from Ms. Ma, and (iv) 1,700 Founder Shares from Ms. Mi, at a purchase price of $0.01023 per share.

Simultaneously with the closing of the IPO, we completed the private sale (the “Private Placement”) of 498,875 units (the “Private Units”, consisting of one share of Class A Common Stock, or the “Private Share”, one warrant, or the “Private Warrant”, and one right, or the “Private Right”), including 478,875 units to the Company’s Sponsor, and 20,000 units to US Tiger, the representative of the underwriters of the IPO, at a purchase price of $10.00 per Private Unit, generating gross proceeds of $4,988,750 (including $4,788,750 from Sponsor and $200,000 from US Tiger) (the “Private Placement Proceeds”). The net proceeds from the Private Units were added to the proceeds from the IPO to be held in the Trust Account. If the Company does not complete an initial business combination within the time period provided by the Company’s charter, the proceeds from the sale of the Private Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law), and the Private Units will expire worthless.

The Current Charter was approved in a special meeting of the stockholders (the “2023 Special Meeting”) on June 16, 2023, where the stockholders of the Company approved the Company to amend the Company’s then effective Amended and Restated Certificate of Incorporation to allow the Company until June 21, 2023 to consummate an initial business combination and may elect to extend the Combination Period up to nine times, each by an additional one-month period (each an “Current Monthly Extension”), for a total of up to nine months to March 21, 2024, by depositing to the Company’s Trust Account, the lesser of (i) $100,000 for all Public Shares and (ii) $0.04 for each Public Share for each one-month extension (each a “Current Monthly Extension Payment”). On June 20, 2023, the Current Charter was filed with the State of Delaware, effective on the same date. In connection with the votes to approve the Current Charter, 4,791,507 shares of Class A Common Stock of the Company were tendered for redemption and cancelled.

As of the date hereof, all nine Current Monthly Extension Payments, each in the amount of $100,000, were deposited into the Trust Account, among which, five Current Monthly Extension Payments were made by Thunder Power pursuant to the Merger Agreement, three were made by the Sponsor and one was made by the management from the working capital of the Company. As a result, the Company currently has sought nine Current Monthly Extensions to have until March 21, 2024 to complete the Business Combination.

Our Founders have waived their redemption rights with respect to their Founder Shares, Private Shares and Public Shares in connection with a stockholder vote to approve an amendment to our Charter with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity. Holders of warrants will receive no proceeds in connection with the liquidation with respect to such warrants, which will expire worthless.

The Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.15 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then the Sponsor will not be responsible to the extent of any liability for such third party claims. We have not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. We have not asked the Sponsor to reserve for such indemnification obligations. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. Nevertheless, we cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.15, plus interest, due to unforeseen claims of potential creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of the Trust Account distributed to our public stockholders upon the redemption of 100% of our outstanding Public Shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Extension Amendment Proposal will constitute consent for FLFV to instruct the trustee to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us for working capital purpose or to pay our taxes, divided by the number of then outstanding Public Shares and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by us to complete a business by the Current Termination Date (or by the Extended Termination Date, if extended). Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on the initial business combination through December 21, 2024.

This proxy statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement, including the form of proxy, are first being mailed to stockholders on or about March 4, 2024.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q.	Why am I receiving this proxy statement?

A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”), for use at the special meeting of stockholders (the “Special Meeting”) to be held virtually on March 18, 2024 at 11:30 a.m., Eastern Time, or at any adjournments or postponements thereof. You will be able to attend the Special Meeting online and vote during the Special Meeting.

To participate in the Special Meeting virtually via the Internet, you must register in advance at: https://robinsoncole.zoom.us/meeting/register/tJYsdO2uqzgsEtPPiuR3meMoXdEpmBUX2pZn, prior to the Special Meeting. Upon completing your registration, you will receive further instructions via email, including the link that will allow you access to the Special Meeting. You will not be able to attend the Special Meeting in person.

If you plan to attend the virtual Special Meeting, please be sure to follow instructions found on your proxy card, voting instruction form or notice.
This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.
Q.	What is being voted on?

A. The amended and restated certificate of incorporation of the Company became effective on June 14, 2022, and was amended by a certificate of amendment, effective on June 20, 2023 (together with the amended and restated certificate of incorporation, the “Current Charter”). You are being asked to vote on a proposal to amend Company’s Current Charter to allow the Company to have until March 21, 2024 (the “Initial Termination Date”) to consummate an initial business combination, or if it elects, to extend the period to consummate an initial business combination (the “Combination Period”) up to nine times, each by an additional one-monthly period (each a “New Monthly Extension”) for a total of up to nine months to December 21, 2024 (such later deadlines to consummate an initial business combination, depending on the number of New Monthly Extensions sought by the Company, shall be referred as the “Extended Termination Date”), by depositing the amount of cash as specified in this proxy statement for each one-month period (each, a “New Monthly Extension Payment”) to the Company’s trust account (the “Trust Account”) (the “Extension Amendment Proposal”, such amendment to the Charter as set forth in Annex A is herein referred to as the “Extension Amendment”).

Q.	What is the purpose of the Extension Amendment?

A. The purpose of the Extension Amendment is to allow the Company to have more time and flexibility to complete the initial business combination.

The Current Charter allows the Company until June 21, 2023 to consummate an initial business combination and may elect to extend the Combination Period up to nine times, each by an additional one-month period (each an “Current Monthly Extension”), for a total of up to nine months to March 21, 2024, by depositing to the Company’s Trust Account, $100,000 for all Public Shares (each a “Current Monthly Extension Payment”). An “initial business combination” means a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

If the stockholders approve the Extension Amendment Proposal, the Company will have until the Initial Termination Date to consummate an initial business combination and may elect to extend the Combination Period up to nine times, each by an additional New Monthly Extension, for a total of up to nine months to the Extended Termination Date. For each share of Class A common stock of the Company, par value $0.0001 (“Class A Common Stock”), held by public stockholders (the “Public Share”) that is not redeemed by the stockholders in connection with the Extension Amendment Proposal (collectively, the “Remaining Shares”, each, a “Remaining Share”), for each New Monthly Extension, Feutune Light Sponsor LLC (the “Sponsor”) or its designee will deposit the lesser of (i) $60,000 for all Remaining Shares, or (ii) $0.035 per Remaining Share, in the Trust Account (each, a “New Monthly Extension Payment”). If there is (i) no redemption of the Public Shares, the New Monthly Extension Payment will be $60,000, (ii) a 50% redemption of the Public Shares, the New Monthly Extension Payment will be $60,000, and (iii) an 80% redemption of the Public Shares, the New Monthly Extension Payment will be $35,304.47. The first New Monthly Extension Payment after the approval of the Extension Amendment Proposal must be made prior to March 21, 2024, while each of the following New Monthly Extension Payments must be deposited into the Trust Account prior to 21st day of each succeeding month until the Extended Termination Date. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the Trust Account.

As previously disclosed on the Company’s Current Report on Form 8-K filed on October 27, 2023, on October 26, 2023, The Company entered into an Agreement and Plan of Merger (as the same may be amended, restated or supplemented, the “Merger Agreement”) with Thunder Power Holdings Limited, a British Virgin Islands company (“Thunder Power”) and Feutune Light Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the Merger Agreement, Thunder Power will be merged with and into Merger Sub (the “Merger”, together will all transaction contemplated in the Merger Agreement, the “Thunder Power Business Combination”), with the Merger Sub surviving the Merger as a direct wholly owned subsidiary of the Company after the Merger (the Company surviving the Merger shall be referred as “Surviving Co”).

At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of the Company, Merger Sub, Thunder Power or the shareholders of Thunder Power immediately prior to the Effective Time (collectively, the “Thunder Power Shareholders”), each Thunder Power Shareholder’s ordinary shares of Thunder Power (“Thunder Power Ordinary Shares”) issued and outstanding immediately prior to the Effective Time (excluding dissenting shares and shares held by Thunder Power or any of its direct or indirect subsidiaries as of immediately prior to the Effective Time) will be cancelled and automatically converted into (i) the right to receive, without interest, the applicable portion of the Closing Merger Consideration Shares (as defined in the Merger Agreement) as set forth in the Closing Consideration Spreadsheet (as defined in the Merger Agreement) and (ii) the contingent right to receive the applicable portion of the Earnout Shares (as defined in the Merger Agreement), if, as and when payable in accordance with the earnout provisions described below. For avoidance of any doubt, each Thunder Power Shareholder will cease to have any rights with respect to such Thunder Power Shareholder’s Thunder Power Ordinary Shares, except the right to receive the Closing Per Share Merger Consideration and the Earnout Shares. “Closing Merger Consideration Shares” means 40,000,000 shares of common stock of the Surviving Co, which are equal or equivalent in value to the sum of $400,000,000 divided by $10.00 per share. “Earnout Shares” means 20,000,000 shares of common stock of Surviving Co, which are equal or equivalent in value to the sum of $200,000,000 divided by $10.00 per share, subject to the vesting schedule set forth in the Merger Agreement.

The Thunder Power Business Combination will be submitted to shareholders for approval at a special meeting of stockholders. The Company has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement/prospectus on Form S-4, as amended (File No. 333-275933, the “S-4”) in connection with the proposed Thunder Power Business Combination, the Merger Agreement and other relevant matters.

If the Extension Amendment Proposal is approved, such approval will constitute consent for us to remove an amount from the Trust Account (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to for working capital purpose or to pay our taxes, divided by the number of then outstanding Public Share, and deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial business combination on or before the Extended Termination Date. We will not proceed with the Extension if redemptions of our Public Shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account in connection with the Election (as defined below) will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment is approved and the amount remaining in the Trust Account may be only a fraction of the approximately $54.48 million that was in the Trust Account as of the Record Date, which could impact our ability to consummate the initial business combination.

If the Extension Amendment Proposal is not approved, and the initial business combination is not consummated by the Extended Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless in the event the Company winds up.

You are not being asked to vote on the proposed Business Combination or any other initial business combination at this time. If the Extension Amendment Proposal is approved and you do not elect to have your Public Shares redeemed now, you will retain the right to vote on the initial business combination when and if one is submitted to stockholders and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event the initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Termination Date.

Q.	Is the Company subject to the Investment Company Act of 1940?

A. The Company’s registration statement on Form S-1 in connection with its initial public offering (file No. (File No. 333-264221) (the “IPO”) was declared effective by the U.S. Securities and Exchange commission on June 17, 2022 and the Company completed its IPO on June 21, 2022. Since the Company is a blank check company, the efforts of its management since the completion of its IPO have been focused on searching for a target business with which to consummate a business combination. As of the date hereof, the Company has entered into the Merger Agreement with Thunder Power and focused on consummating the business combination with Thunder Power (together with all transactions contemplated under the Merger Agreement, the “Thunder Power Business Combination”).

On January 24, 2024, the SEC adopted the final rules (the “SPAC Final Rules”), relating to, among the others, the extent to which special purpose acquisition companies (“SPACs”) could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”). The SPAC Final Rules provide that whether a SPAC is an “investment company” under Section 3(a)(1)(A) of the subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules were published in the Federal Register on February 26, 2024, and will become effective on July 1, 2024 (125 days after publication in the Federal Register).

Since the consummation of the IPO, the Company has deposited the proceeds of the IPO, the private placement, net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which the Company has not allotted funds and may hinder the Company’s ability to complete a business combination. The Company might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants would expire worthless and shares of the Company’s Class A common stock, par value $0.0001 (“Class A Common Stock”) and Class B common stock, par value $0.0001 (“Class B Common Stock”, together with Class A Common Stock, the “Common Stock”) would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, unless the Company is able to modify its activities so that we would not be deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our units, shares, warrants and rights following such a transaction, and our warrants and rights would expire worthless.

The Company is currently assessing the relevant risks of being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act). The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate.

Q.	Why should I vote for the Extension Amendment Proposal?

A. The approval of the Extension Amendment Proposal is essential to the implementation of the Board’s plan to amend the Current Charter in order to extend the time (the “Combination Period”) to consummate an initial business combination beyond March 21, 2024.

Our Board believes stockholders will benefit from the Company consummating the initial business combination and is proposing the Extension Amendment Proposal to allow us to more time and flexibility to complete the initial business combination.

The Charter provides that if our stockholders approve an amendment to modify A) the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within the Combination Period, or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of our Common Stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares. We believe that this provision of the Current Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter. The Board also believes, however, that it is in the best interests of our stockholders to provide the Company more time and flexibility to complete initial business combination.

Q.	What is the New Monthly Extension Payment and how it impacts the redemption price?

A. If the stockholder approves the Extension Amendment Proposal, the Company will have until the Extended Termination Date to consummate an initial business combination. For each Remaining Shares, for each New Monthly Extension, the Sponsor or its designee will deposit a New Monthly Extension Payment. If there is (i) no redemption of the Public Shares, the New Monthly Extension Payment will be $60,000, (ii) a 50% redemption of the Public Shares, the New Monthly Extension Payment will be $60,000, and (iii) an 80% redemption of the Public Shares, the New Monthly Extension Payment will be $35,304.47. The first New Monthly Extension Payment after the approval of the Extension Amendment Proposal must be made prior to March 21, 2024, while the second New Monthly Extension Payment must be deposited into the Trust Account prior to 21st day of each succeeding month until end of Extended Termination Date. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the Trust Account.

We estimate, based on the value of Trust Account as of the Record Date, that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.79 per share, subject to the actual value of the Trust Account at the time of the redemption. If the Extension Amendment Proposal is approved and the Company takes a full nine months to complete the initial business combination, the redemption amount per share at the meeting for an initial business combination or the Company’s subsequent liquidation will be approximately: (a) $10.89, assuming no redemptions for the Special Meeting and nine payments of $60,000 for New Monthly Extension Payments (for $540,000 in total) are deposited from March 2024 to November 2024, or (b) $11.10, assuming more than 3,828,083 Public Shares are redeemed for the Special Meeting and $0.035 per Remaining Share is deposited each month for nine times from March 2024 to November 2024. If you are a Public Shareholder and elect not to redeem the shares of our Common Stock in connection with the Extension Amendment Proposal, you may be entitled to a redemption price of $10.89, or $11.10, as applicable, in comparison to the current redemption amount of $10.79 per share (solely based on the redemption price as of the current Record Date, subject to the actual value of the Trust Account at the time of the redemption and full nine-month extension).

Q.	Is there any exercise tax and who will pay exercise tax?

A. A new 1% U.S. federal exercise tax could be imposed on the Company in connection with the redemption by the Company of its shares in connection with a business combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”). Any redemption or other repurchase that occurs after December 31, 2022 in connection with a Redemption Event may be subject to the excise tax. However, redemptions in connection with a liquidation of the Company are generally not subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the structure of the business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the business combination) and (iv) the content of regulations and other future guidance from the Treasury. In addition, because the excise tax would be payable by the Company, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined; however, the Company will not use the funds held in the Trust Account or any additional amounts deposited into the Trust Account, as well as any interest earned thereon, to pay the excise tax, if any, for the redemption in connection with this meeting. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in the Company’s ability to complete a business combination.

Q.	How do the Founders intend to vote their shares?

A. As of the Record Date, the Sponsor, certain of our officers and directors, employees and US Tiger Securities, Inc. (“US Tiger”, together with the foregoing, the “Founders”) collectively own 2,922,625 shares of our Common Stock (including 2,443,750 shares of our Class B Common Stock issued to the Sponsor, certain of our officers and directors (the “Founder Shares”) and 478,875 shares of our Class A Common Stock issued to the Sponsor in the Private Placement (the “Private Shares”)), representing approximately 36.60% of our issued and outstanding Common Stock. The Founders did not beneficially own any Public Shares as of the Record Date. The Founders are expected to vote any Founder Shares and Private Shares held in favor of all of the proposals.

Our Founders have agreed to waive their redemption rights with respect to any Founder Shares, Private Shares and any Public Shares held by them in connection with the completion of our initial business combination, and to waive their redemption rights with respect to their Founder Shares, Private Shares, and Public Shares in connection with a stockholder vote to approve an amendment to the Charter (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within the completion period or extended completion period, or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity.

Q.	How does the Board of Directors recommend I vote?

A. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal is fair to and in the best interests of the Company and our stockholders. The Board recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal. The Board also recommends that you vote “FOR” the Adjournment Proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the Special Meeting.

Q.	Who may vote at the Special Meeting?

A. The Board has fixed the close of business on February 26, 2024 as the date for determining the stockholders entitled to vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment.

Q.	How many votes must be present to hold the Special Meeting?

A. A quorum of 50% of the Company’s shares of Common Stock outstanding as of the Record Date, present in person (including virtual presence) or by proxy, will be required to conduct the Special Meeting.

Q.	How many votes do I have?

A. You are entitled to cast one vote at the Special Meeting for each share you held as of February 26, 2024, the Record Date for the Special Meeting. As of the close of business on the Record Date, there were 7,986,118 outstanding shares of Common Stock, including 5,043,493 outstanding Public Shares.

Q.	What is the proxy card?

A. The proxy card enables you to appoint the representatives named on the card to vote your shares at the Special Meeting in accordance with your instructions on the proxy card. That way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, it is strongly recommended that you complete and return your proxy card before the Special Meeting date, in case your plans change.

Q.	What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A. Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the Company sent the proxy materials directly to you.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, nominee or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. Those instructions are contained in a “voting instruction form” containing information substantially similar to the information set forth on the proxy card.

Q.	What vote is required to approve the Extension Amendment Proposal?

A. Approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the then outstanding shares of our Common Stock. With respect to the Extension Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the Special Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the Special Meeting.

Q.	What if I don’t want to vote for the Extension Amendment Proposal?

A. If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposals. You will be entitled to make the election (the “Election”) to redeem your shares for cash in connection with this vote regardless of whether you vote for or against, or abstain from voting on, the Extension Amendment Proposal. If you do not make the Election, you will retain your right to redeem your Public Shares for a pro rata portion of the funds available in the Trust Account if an initial business combination is approved and completed, subject to any limitations set forth in the Charter.

In addition, public stockholders who do not make the Election would be entitled to redemption if the Company has not completed an initial business combination by the Combination Period.

If the Extension Amendment Proposal is approved (and not abandoned) and you exercise your redemption right with respect to your Public Shares, you will no longer own your Public Shares once the Extension Amendment Proposal becomes effective.

Q.	Will you seek any further extensions to liquidate the Trust Account?

A. Other than the Extension Amendment Proposal as described in this proxy statement, we do not currently anticipate seeking any further extensions beyond the Extended Termination Date to consummate an initial business combination. We have provided the Election for all holders of Public Shares, including those who vote for the Extension Amendment Proposal and holders should receive the funds shortly after the Special Meeting which is scheduled for March 18, 2024. Those holders of Public Shares who elect not to redeem their shares now shall retain redemption rights with respect to future business combinations, or, if we do not consummate an initial business combination by the Extended Termination Date, such holders shall be entitled to their pro rata portion of the Trust Account on such date.

Q.	What happens if the Extension Amendment Proposal is not approved?

A. If the Extension Amendment Proposal is not approved, and an initial business combination not consummated by March 21, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless in the event the Company winds up.

The Founders have waived their rights to liquidating distributions from the Trust Account with respect to any Founder Shares, Private Shares and any Public Shares held by them if we fail to complete our initial business combination before the Extended Termination Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if we fail to complete our initial business combination before the Extended Termination Date.

Q.	If the Extension Amendment Proposal is approved, what happens next?

A. If the Extension Amendment Proposal is approved, we will file a certificate of amendment to the Current Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. We will remain a reporting company under the Exchange Act, and our units, Class A Common Stock, warrants, and rights will remain publicly traded. We will then continue to work to consummate an initial business combination by the Extended Termination Date.

If the Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account, and the percentage interest of the Company’s shares held by the Founders will increase. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment is implemented, and the amount remaining in the Trust Account may be only a fraction of the amount that was in the Trust Account as of the Record Date. However, we will not proceed with the Extension Amendment if the number of redemptions of our Public Shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Q.	Would I still be able to vote on the initial business combination if I exercise my redemption rights?

A. Unless you elect to redeem all of your shares, you will be able to vote on the initial business combination when it is submitted to stockholders. If you disagree with the initial business combination, you will retain your right to redeem your Public Shares upon consummation of the initial business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in the Current Charter.

Q.	Would I still be able to exercise my redemption rights if I vote against or abstain from voting on the Extension Amendment Proposal?

A. Public stockholders may elect to redeem their shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal regardless of how such public stockholders vote in regard to the Extension Amendment Proposal or otherwise at the Special Meeting. However, the Company will not proceed with the Extension Amendment if the redemption of Public Shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of Public Shares causes the net tangible assets to be less than $5,000,001 and the Extension Amendment is not proceeded, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in the Trust Account to the public stockholders. Public stockholders are not required to affirmatively vote either for or against the Extension Amendment Proposal in order to redeem their shares for a pro rata portion of the funds held in the Trust Account. This means that public stockholders who hold Public Shares on or before such date that is two business days before the Special Meeting may elect to redeem their shares whether or not they are holders of the Record Date, and whether or not they vote for the Extension Amendment Proposal or even abstain from voting on. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the depository trust company’s DWAC (deposit withdrawal at custodian) system. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account in order to exercise your redemption rights.

Q.	What is the deadline for voting my shares?

A. If you are a stockholder of record, you may mark, sign, date and return the enclosed proxy card, which must be received before the Special Meeting, in order for your shares to be voted at the Special Meeting. If you are a beneficial owner, please read the voting instruction form provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares.

Q.	Is my vote confidential?	A. Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
Q.	Where will I be able to find the voting results of the Special Meeting?

A. We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Q.	Who bears the cost of soliciting proxies?

A. The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts. We have retained Advantage Proxy, Inc. to assist us in soliciting proxies for a nominal fee plus reasonable out-of-pocket expenses.

Q.	How can I submit my proxy or voting instruction form?

A. Whether you are a stockholder of record or a beneficial owner, you may direct how your shares are voted without attending the Special Meeting. If you are a stockholder of record, you may submit a proxy to direct how your shares are voted at the Special Meeting, or at any adjournment or postponement thereof. Your proxy can be submitted by completing, signing and dating the proxy card you received with this proxy statement and then mailing it in the enclosed prepaid envelope. If you are a beneficial owner, you must submit voting instructions to your bank, broker, trust or other nominee in order to authorize how your shares are voted at the Special Meeting, or at any adjournment or postponement thereof. Please follow the instructions provided by your bank, broker, trust or other nominee.

Submitting a proxy or voting instruction form will not affect your right to vote in person should you decide to attend the Special Meeting. However, if your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the Special Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Q.	How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., our proxy solicitor, prior to the date of the Special Meeting or by voting in person at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198.

If your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q.	How are votes counted?

A. Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR”, “AGAINST” or “WITHHOLD” votes, as well as abstentions and broker non-votes.

Approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of our Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the Special Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the Special Meeting.

With respect to the Extension Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. For discretionary items your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. The Extension Amendment Proposal is considered as a non-discretionary item.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?

A. With respect to the Extension Amendment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q.	What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the proposals if at least a majority of the outstanding shares of our Common Stock on the record date are represented by stockholders present at the meeting or by proxy at the Special Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Special Meeting may adjourn the Special Meeting to another date.

Q.	Who can vote at the Special Meeting?

A. Only holders of record of our Common Stock at the close of business on February 26, 2024, the Record Date, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On the Record Date, 7,986,118 outstanding shares of Common Stock, including 5,043,493 outstanding Public Shares, were outstanding and entitled to vote, and there were 2,443,750 shares of Class B Common Stock issued and outstanding.

Stockholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	What interests do the Founders have in the approval of the proposals?

A. The Founders have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of Founder Shares and the possibility of future compensatory arrangements. See the section entitled “Proposal No.1 — The Extension Amendment Proposal — Interests of the Founders.”

Q.	What if I object to the Extension Amendment Proposal? Do I have appraisal rights?

A. If you do not want the Extension Amendment Proposal to be approved, you must vote against such proposals, abstain from voting, or refrain from voting. If holders of Public Shares do not elect to redeem their Public Shares, such holders shall retain redemption rights in connection with any future business combination we propose. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal. In addition, public stockholders who do not make the Election would be entitled to redemption if we have not completed the initial business combination by Extended Termination Date if the Extension Amendment Proposal is approved. Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.

Q.	What happens to our warrants and rights if the Extension Amendment Proposal is not approved?

A. If the Extension Amendment Proposal is not approved, and the initial business combination not consummated by March 21, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless in the event the Company winds up.

Q.	What happens to our warrants and rights if the Extension Amendment Proposal is approved?

A. If the Extension Amendment Proposal is approved, we will continue our efforts to consummate the initial business combination until the Extended Termination Date, and will retain the blank check company restrictions previously applicable to us. The warrants and rights will remain outstanding in accordance with their terms.

Q.	What do I need to do now?

A. We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?

A. If you are a holder of record of our Common Stock, you may vote in person at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote in person if you have already voted by proxy.

If your shares of our Common Stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	How do I redeem my shares of our Common Stock?

A. If the Extension Amendment is implemented, each public stockholder may seek to redeem such stockholder’s Public Shares for its pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated an initial business combination by the Extended Termination Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at 1 State Street, 30th Floor, New York, NY 10004-1561, Attn: Chief Executive Officer, at least two business days prior to the Special Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the Special Meeting will not be redeemed for cash. Any request for redemption, once made by a public stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In addition, if you deliver your shares for redemption to the transfer agent and later decide prior to the Special Meeting not to redeem your shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q.	What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q.	Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card, you should contact our proxy solicitor at:
Advantage Proxy, Inc. P.O. Box 13581 Des Moines, WA 98198 Attn: Karen Smith Toll Free: (877) 870-8565 Collect: (206) 870-8565 Email: ksmith@advantageproxy.com

If you are a holder of Public Shares and you intend to seek redemption of your shares, you will need to deliver your share certificates (if any) and other redemption forms (either physically or electronically) to our transfer agent at the address below at least one (1) business day prior to the vote at the extraordinary general meeting. If you have questions regarding the certification of your position or delivery of your subunit certificates (if any) and other redemption forms, please contact:

Continental Stock Transfer & Trust Company 1 State Street, 30th Floor New York, NY 10004-1561 Attn: Chief Executive Officer
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate the initial business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•        the ability of the Company to effect the Extension Amendment or consummate the Thunder Power Business Combination or any other initial business combination;

•        unanticipated delays in the distribution of the funds from the Trust Account;

•        The Company’s status under the Investment Company Act of 1940;

•        claims by third parties against the Trust Account; or

•        the ability of the Company to finance and consummate the Thunder Power Business Combination or any other initial business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the IPO prospectus (the “IPO Prospectus”) related to our IPO filed June 17, 2022 (Registration No. 333-264221), the registration statement/prospectus on Form S-4 related to the Business Combination filed on December 7, 2023, as amended (File No. 333-275933, the “S-4”) and our other filings with the SEC. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND

Our Company

We are a blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, which we refer to throughout this proxy statement as our initial business combination. Our efforts to identify a potential target has not been limited to a particular industry. We will not undertake our initial business combination with an entity being based in or having the majority of the company’s operations in China (including Hong Kong and Macau). Our ability to locate a potential target is subject to the uncertainties discussed in the registration statement on Form S-1 (File No.: 333-264221) (the “S-1”), filed with the Securities and Exchange Commission (the “SEC”) on June 17, 2022.

On June 21, 2022, we consummated our IPO of 9,775,000 units (the “Units”), which included 1,225,000 units issued upon the partial exercise of the over-allotment option of the underwriters of the IPO. Each Unit consists of one share of our Class A Common Stock, one redeemable warrant (the “Warrants”), each Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, and one right (the “Rights”), each one Right entitling the holder thereof to exchange for one-tenth (1/10) of one share of Class A Common Stock upon the completion of the Company’s initial business combination, generating gross proceeds of $97,750,000. Simultaneously with the closing of the IPO, we completed the private sale (the “Private Placement”) of 498,875 units (the “Private Units”, consisting of one share of Class A Common Stock, or the “Private Share”, one warrant, or the “Private Warrant”, and one right, or the “Private Right”), including 478,875 units to the Company’s sponsor, Feutune Light Sponsor LLC (the “Sponsor”), and 20,000 units to US Tiger, a representative of the underwriters of the IPO, at a purchase price of $10.00 per Private Unit, generating gross proceeds of $4,988,750 (including $4,788,750 from Sponsor and $200,000 from US Tiger) (the “Private Placement Proceeds”). The Private Units are identical to the units as part of the Units in the IPO, except that the Private Units are not transferable, assignable or salable (except to our officers and directors and other persons or entities affiliated with or related to our Founders, each of whom will be subject to the same transfer restrictions) until 30 days after the completion of our initial business combination. The proceeds of $99,216,250 ($10.15 per Unit) in the aggregate from the IPO and a portion from the Private Placement (the “Trust Funds”), were placed in a trust account (the “Trust Account”) established for the benefit of the Company’s public stockholders and the underwriters of the IPO with Wilmington Trust, National Association acting as trustee.

The Trust Funds include $3,421,250 payable to the underwriters (the “deferred underwriting compensation”) pursuant to the underwriting agreement dated June 15, 2022, entered among us, US Tiger and EF Hutton LLC (f/k/a EF Hutton, division of Benchmark Investments, LLC), the representatives (the “Representatives”) of the underwriters of the IPO.

Our management has broad discretion with respect to the specific application of the proceeds of the Private Placement that are held out of the Trust Account, although substantially all the net proceeds are intended to be applied generally towards consummating an initial business combination and working capital.

Since our IPO, our sole business activity has been identifying, evaluating suitable acquisition transaction candidates and preparing for consummation of the initial business combination. We presently have no revenue and have had losses since inception from incurring formation and operating costs. We have relied upon the sale of our securities and loans from the Sponsors and other parties to fund our operations.

Proposed Business Combination with Thunder Power

As previously disclosed on the Company’s Current Report on Form 8-K filed on October 27, 2023, on October 26, 2023, The Company entered into Merger Agreement with Thunder Power and Merger Sub. Pursuant to the Merger Agreement, Thunder Power will be merged with and into Merger Sub, with the Merger Sub surviving the Merger as a direct wholly owned subsidiary of the Surviving Co.

At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Merger Sub, Thunder Power or the Thunder Power Shareholders, each Thunder Power Shareholder’s Thunder Power Ordinary Shares issued and outstanding immediately prior to the Effective Time (excluding dissenting shares and shares held by Thunder Power or any of its direct or indirect subsidiaries as of immediately prior to the Effective Time) will be cancelled and automatically converted into (i) the right to receive, without interest, the applicable portion of the Closing Merger Consideration Shares as set forth in the Closing Consideration Spreadsheet and (ii) the contingent right to receive the applicable portion of the Earnout Shares, if, as and when payable in accordance with the earnout provisions described below. For avoidance of any doubt, each Thunder Power Shareholder will cease to have any rights with respect to such Thunder Power Shareholder’s Thunder Power Ordinary Shares, except the right to receive the Closing Per Share Merger Consideration and the Earnout Shares.

The Thunder Power Business Combination will be submitted to shareholders for approval at a special meeting of stockholders. The Company has filed with the Securities and Exchange Commission (the “SEC”) the S-4 in connection with the proposed Thunder Power Business Combination, the Merger Agreement and other relevant matters.

Thunder Power

Thunder Power is a technology innovator and a manufacturer of premium electric vehicles (“EVs”). Thunder Power has developed several proprietary technologies which are the building blocks of the Thunder Power family of EVs. Thunder Power is a company that was incorporated under the laws and regulations of the British Virgin Islands with limited liability on September 30, 2015. Thunder Power is a parent holding company with no operations.

Thunder Power has one wholly-owned subsidiary, Thunder Power New Energy Vehicle Development Company Limited (“TP NEV”) which was established in accordance with laws and regulations of British Virgin Islands on October 19, 2016. Thunder Power is focused on design and development of high-performance electric vehicles targeting the EV markets in the U.S., Europe and Asia. As of September 30, 2023 and December 31, 2022, Thunder Power carried out its design and development activities primarily in Taiwan, while certain key management members, who are currently located in the U.S., are focusing on market development. In addition, Thunder Power engaged three consultants, who are based in Hong Kong, to assist with its accounting and IT matters.

Thunder Power’s vision is to demonstrate the potential of its proprietary technologies through the manufacture and sale of premium EVs. Thunder Power believes that its competitive advantages include a driving range of approximately 750 kilometers, or 466 miles for the Limited-Edition Coupe, which is described below, a comparatively short charge time, based on testing data of our prototypes, and a number of proprietary technologies resulting in lighter weight and a revolutionary chassis design, as described in comparison against market competitors in “Competitors” below.

Thunder Power expects to offer the market eco-friendly, premium EVs positioned to earn market share based on design, quality, comfort, range, and price. Among other advantages, Thunder Power’s proprietary technologies will significantly increase the driving range for its EVs while allowing for faster recharging and lower costs of ownership.

U.S. Foreign Investment Regulations

Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018 (FIRRMA), and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by the CFIUS. In addition, certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership.

CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) that might be considered by CFIUS to be a covered transaction that CFIUS would have authority to review.

The scope of CFIUS was expanded by FIRRMA to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA and subsequent implementing regulations that are now in force also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business.

If non-U.S. investors assume “control” over the Company, and our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing, determine to submit a voluntary notice to CFIUS, or proceed with the initial business combination without notifying CFIUS and then bear the risk of CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we only have up to until March 21, 2024 (if the Extension Amendment Proposal is not approved) or up to December 21, 2024 (if the Extension Amendment Proposal is approved and all New Monthly Extensions are exercised), our failure to obtain any required approvals within the requisite time period may prevent us from completing the transaction and require us to liquidate. If we liquidate, our public shareholders may only receive $10.79 per ordinary share (as of Record Date), and our rights will expire worthless. Our public shareholders may also lose the potential investment opportunity in a target company and the opportunity of realizing future gains on such investments through any price appreciation in the combined company.

All of our officers and directors are U.S. citizens or U.S. permanent residents. Our Sponsor, Feutune Light Sponsor LLC, currently holding 31.22% of our outstanding shares, is managed by Ms. Sau Fong Yeung. Ms. Yeung is a U.S. permanent resident and a Hong Kong citizen. Ms. Yeung (holding approximately 41.4% of equity interest in the Sponsor), and Mr. Xianhong Wu (indirectly holding approximately 17.2% of equity interest in the Sponsor) are Hong Kong citizens and U.S. permanent, while the remaining member, Mr. Sam Yu (holding approximately 41.4% of equity interest in the Sponsor), is a U.S. citizen. Therefore, all members of our Sponsor are not foreign persons as such terms are defined in 31 C.F.R. Part 800. If we seek or receive investments from a non-U.S. investor, and the terms of such investment may confer such rights, authorities or votes that could result in “control” by such non-U.S. investors as defined under 31 C.F.R. Section 800.208, among other parts, we could potentially be subject to such foreign ownership restrictions and/or CFIUS review.

We are currently in the process of completing the Thunder Power Business Combination. Thunder Power carried out its design and development activities primarily in Taiwan, while certain key management members, who are currently located in the U.S., are focusing on market development. As a result, we do not expect the Thunder Power Business Combination to result in “control” of a “U.S. business” by a “foreign person.” under the CFIUS. Additionally, we do not expect the business of FLFV to be deemed to have a nexus to “critical technologies,” “covered investment critical infrastructure,” and/or “sensitive personal data” under the regulations administered by CFIUS. If, however, we decide not to proceed with the Thunder Power Business Combination, or the proposed business combination is terminated or abandoned and we have to pursue an alternative business combination, or if we inadvertently concluded about CFIUS or other regulatory review on the Thunder Power Business Combination, the significant ties to non-U.S. persons will impact us in numerous aspects as mentioned above.

Potential Application of Investment Company Act

The S-1 was declared effective by the U.S. Securities and Exchange commission on June 17, 2022 and the Company completed its IPO on June 21, 2022, Since the Company is a blank check company, the efforts of its management since the completion of its IPO have been focused on searching for a target business with which to consummate a business combination. As of the date hereof, the Company has entered into the Merger Agreement with Thunder Power and focused on consummating the Thunder Power Business Combination.

On January 24, 2024, the SEC adopted the final rules (the “SPAC Final Rules”), relating to, among the others, the extent to which special purpose acquisition companies (“SPACs”) could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”). The SPAC Final Rules provide that whether a SPAC is an “investment company” under Section 3(a)(1)(A) of the subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules were published in the Federal Register on February 26, 2024, and will become effective on July 1, 2024 (125 days after publication in the Federal Register).

Since the consummation of the IPO, the Company has deposited the proceeds of the IPO, the private placement, net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which the Company has not allotted funds and may hinder the Company’s ability to complete a business combination. The Company might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants would expire worthless and shares of the Company’s common stock would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, unless the Company is able to modify its activities so that we would not be deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our units, shares, warrants and rights following such a transaction, and our warrants and rights would expire worthless.

The Company is currently assessing the relevant risks of being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act). The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate.

Extension Payments

The Current Charter was approved in a special meeting of the stockholders (the “2023 Special Meeting”) on June 16, 2023, where the stockholders of the Company approved the Company to amend the Company’s then effective Amended and Restated Certificate of Incorporation to allow the Company until June 21, 2023 to consummate an initial business combination and may elect to extend the period to consummate an initial business combination (the “Combination Period”) up to nine times, each by an additional one-month period (each an “Current Monthly Extension”), for a total of up to nine months to March 21, 2024, by depositing to the Company’s Trust Account, the lesser of (i) $100,000 for all Public Shares and (ii) $0.04 for each Public Share for each one-month extension (each a “Current Monthly Extension Payment”). On June 20, 2023, the Current Charter was filed with the State of Delaware, effective on the same date. In connection with the votes to approve the Current Charter, 4,791,507 shares of Class A Common Stock of the Company were tendered for redemption and cancelled.

As of the date hereof, all nine Current Monthly Extension Payments, each in the amount of $100,000, were deposited into the Trust Account, among which, five Current Monthly Extension Payments were made by Thunder Power pursuant to the Merger Agreement, three were made by the Sponsor and one was made by the management from the working capital of the Company. As a result, the Company currently has sought nine Current Monthly Extensions to have until March 21, 2024 to complete the Business Combination.

The Extension Amendment Proposal will allow the Company until December 21, 2024 to consummate an initial business combination by depositing the New Monthly Extension Payment as specified in this proxy statement for each New Monthly Extension to the Company’s Trust Account.

If the Extension Amendment Proposal is not Approved

If the Extension Amendment Proposal is not approved and an initial business combination is not consummated by March 21, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In connection with our redemption of 100% of our outstanding Public Shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to us for payment of taxes due on such funds. Holders of warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless.

If the Extension Amendment Proposal is Approved

Under the terms of the proposed Extension Amendment, public stockholders may make the Election.

If the Extension Amendment Proposal is approved by holders of sixty-five percent (65%) or more of all then outstanding shares of the Common Stock, the Company will file a certificate of amendment to the Current Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Securities

Exchange Act of 1934, as amended (the “Exchange Act”) and its units, Class A Common Stock, warrants and rights will remain publicly traded. The Company will then continue to work to consummate an initial business combination within the Combination Period.

If the stockholders approve the Extension Amendment Proposal, the Company will have until the Initial Termination Date to consummate an initial business combination and may elect to extend the Combination Period up to nine times, each by an additional New Monthly Extension, for a total of up to nine months to the Extended Termination Date. For each Remaining Share, for each New Monthly Extension, Feutune Light Sponsor LLC (the “Sponsor”) or its designee will deposit the lesser of (i) $60,000 for all Remaining Shares, or (ii) $0.035 per Remaining Share, in the Trust Account (each, a “New Monthly Extension Payment”). If there is (i) no redemption of the Public Shares, the New Monthly Extension Payment will be $60,000, (ii) a 50% redemption of the Public Shares, the New Monthly Extension Payment will be $60,000, and (iii) an 80% redemption of the Public Shares, the New Monthly Extension Payment will be $35,304.47. The first New Monthly Extension Payment after the approval of the Extension Amendment Proposal must be made prior to March 21, 2024, while each of the following New Monthly Extension Payments must be deposited into the Trust Account prior to 21st day of each succeeding month until the Extended Termination Date. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the Trust Account.

You are not being asked to vote on any proposed business combination at this time. If the Extension Amendment Proposal is approved and you do not elect to have your Public Shares redeemed now, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated an initial business combination within the Combination Period.

If the Extension Amendment Proposal is approved (and not abandoned), the removal of the Withdrawal Amount in connection with the redemption from the Trust Account may significantly reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s shares held by the Founders.

Additionally, the Company’s Current Charter provides that the Company shall not consummate any initial business combination if the redemption of Public Shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001, which could be impacted by the reduction in the Trust Account.

Possible Claims Against and Impairment of the Trust Account

In considering the Extension Amendment Proposal, the Company’s stockholders should be aware that if the Extension Amendment Proposal is approved (and not abandoned), the Company will incur additional expenses in seeking to complete an initial business combination, in addition to expenses incurred in proposing the Extension Amendment. The Founders and/or their affiliate may also advance or fund the Company on as needed basis for working capital or payment for expenses incurred. Additionally, if the stockholders approve the Extension Amendment Proposal, for each remaining share for each New Monthly Extension during the Combination Period, the Sponsor or its designee will deposit the New Monthly Extension Payments into the Trust Account. The New Monthly Extension Payments would be made in the form of a loan. If the Company complete its initial business combination, the Company would repay such loaned amounts out of the proceeds of the Trust Account. In addition, such extension funding loans may be convertible into Private Shares upon the closing of the Company’s initial business combination at $10.00 per Private Share at the option of the lender. If we do not have sufficient funds available to conduct the normal operations of the business or to consummate an initial business combination, we will need to seek additional working capital from the Founders and/or their affiliates for these purposes. If we consummate an initial business combination, we would repay such loaned amounts. In the event that an initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment, other than interest on such proceeds.

If the Company is unable to complete an initial business combination within the required time period, the Sponsor will be liable to the extent necessary to ensure that the amounts in the Trust Account are not reduced below (i) $10.15 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest withdrawn to pay taxes and will not be liable as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that, the Sponsor would be able to satisfy those obligations. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.15 per Public Share or (ii) such lesser amount per share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, and the Sponsor asserts that they are unable to satisfy its obligations or that they have no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against the Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against the Sponsor to enforce their indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations on our behalf, the amount of funds in the Trust Account available for distribution to our public stockholders may be reduced below $10.15 per share. You should read this proxy statement carefully for more information concerning this possibility and other consequences of the adoption of the Extension Amendment Proposal.

The Special Meeting

Date, Time and Place.    The Special Meeting of stockholders will be held on March 18, 2024 at 11:30 a.m., Eastern Time. In order to facilitate shareholder attendance and participation we have determined that the Special Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting.

To participate in the Special Meeting virtually via the Internet, you must register in advance at https://robinsoncole.zoom.us/meeting/register/tJYsdO2uqzgsEtPPiuR3meMoXdEpmBUX2pZn, prior to the Special Meeting. Upon completing your registration, you will receive further instructions via email, including the link that will allow you access to the Special Meeting. You will not be able to attend the Special Meeting in person.

If you plan to attend the virtual online Special Meeting, please be sure to follow instructions found on your proxy card, voting instruction form or notice.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned shares of our Common Stock at the close of business on February 26, 2024, the Record Date for the Special Meeting. You will have one vote per proposal for each share you owned at that time. Our warrants do not carry voting rights.

Votes Required.    Approval of the Extension Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of our Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the Special Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the Special Meeting.

With respect to the Extension Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

At the close of business on the Record Date, there were 7,986,118 outstanding shares of Common Stock, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal approved, you should vote against the proposals or abstain from voting on the proposals. If you want to obtain your pro rata portion of the Trust Account in the event the Extension Amendment is implemented, which will be paid shortly after the Special Meeting scheduled for March 18, 2024, you must demand redemption of your shares. Holders of Public Shares may redeem their Public Shares regardless of whether they vote for or against, or abstain from voting on, the Extension Amendment Proposal.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting to approve the proposals. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Special Meeting.

We have retained Advantage Proxy, Inc. to aid in the solicitation of proxies. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a discussion of the material U.S. federal income tax considerations for holders of the Company’s Common Stock that elect to have their Common Stock redeemed for cash if the acquisition is completed. This summary is based upon the Code, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular stockholder in light of its investment or tax circumstances or to stockholders subject to special tax rules, such as:

•        financial institutions or financial services entities;

•        broker-dealers;

•        insurance companies;

•        dealers or traders subject to a mark-to-market method of tax accounting with respect to shares of our Common Stock;

•        persons holding Common Stock as part of a “straddle,” hedge, integrated transaction or similar transaction;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•        “specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;

•        U.S. expatriates or former long-term residents of the United States;

•        governments or agencies or instrumentalities thereof;

•        regulated investment companies (RICs) or real estate investment trusts (REITs);

•        persons that directly, indirectly or constructively own five percent or more (by vote or value) of our Common Stock;

•        persons who received their shares of our Common Stock pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        the Sponsor or their affiliates, officers or directors;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes); and

•        tax-exempt entities.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Common Stock, the U.S. federal income tax treatment of the partners in the partnership will generally depend on the status of the partners and the activities of the partnership. Partnerships and their partners should consult their tax advisors with respect to the tax consequences to them of redemption. This summary assumes that stockholders hold Common Stock as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the stockholder’s trade or business.

WE URGE HOLDERS OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

Treatment of Redemption of our Common Stock

In the event that a holder’s Common Stock is redeemed pursuant to the exercise of its redemption right in connection with the stockholder vote regarding the Extension Amendment Proposal the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of our Common Stock under Section 302 of the Code. If the redemption qualifies as a sale of our Common Stock, U.S. Holders will be treated as described under “U.S. Holders — Taxation of Redemption Treated as an Exchange of our Common Stock” below and Non-U.S. Holders will be treated as described under “Non-U.S. Holders — Taxation of Redemption Treated as an Exchange of our Common Stock” below. If the redemption does not qualify as a sale of our Common Stock, U.S. Holders will be treated as receiving a corporate distribution with the tax consequences described below under “U.S. Holders — Taxation of Redemption Treated as a Distribution” and Non-U.S. Holders will be subject to the tax consequences described below under “— Non-U.S. Holders — Taxation of Redemption Treated as a Distribution” below. Whether a redemption qualifies for sale treatment will depend largely on the total number of our Common Stock treated as held by the holder relative to all of our shares outstanding both before and after such redemption. The redemption of our Common Stock generally will be treated as a sale of our Common Stock (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the holder, (ii) results in a “complete termination” of the holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to the holder (collectively, the “302 tests”). These tests are explained more fully below.

In determining whether any of the 302 tests is satisfied, a holder takes into account not only the Company shares actually owned by the holder, but also the Company shares that are constructively owned by such holder under the relevant rules. A holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any shares the holder has a right to acquire by exercise of an option. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting shares actually and constructively owned by the holder immediately following the redemption of our Common Stock must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by the holder immediately before the redemption. There will be a complete termination of a holder’s interest if either (i) all of the Company’s shares actually and constructively owned by the holder are redeemed or (ii) all of the Company’s shares actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the holder does not constructively own any other Company’s shares. The redemption of our Common Stock will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the 302 tests is satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be as described under “U.S. Holders — Taxation of Redemption Treated as a Distribution” and “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution” below. After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Common Stock will be added to the holder’s adjusted tax basis in its remaining shares, or, if it has none, possibly to the U.S. Holder’s adjusted tax basis in its other shares constructively owned by such U.S. Holder.

U.S. Holders

Taxation of Redemption Treated as an Exchange of our Common Stock.    If the redemption qualifies as an exchange of our Common Stock as described above under “— Treatment of Redemption of our Common Stock,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. Holder’s adjusted tax basis in Common Stock. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for Common Stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to Common Stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. Holders will be eligible to be taxed at reduced rates under current law. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. Holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Common Stock so disposed of. A U.S. Holder’s adjusted tax basis in its Common Stock generally will equal the U.S. Holder’s acquisition cost less any prior distributions treated as a return of capital for U.S. federal income tax purposes.

Taxation of Redemption Treated as a Distribution.    If the redemption does not qualify as an exchange of our Common Stock, a U.S. Holder will generally be treated as receiving a distribution in respect of its Common Stock. Such a distribution generally will be includable in a U.S. Holder’s gross income as dividend income to the extent that such distributions are paid out of our current or accumulated earnings and profits as determined under U.S. federal income tax principles. Dividends will be taxable to a corporate U.S. Holder at regular rates and will generally be eligible for the dividends-received deduction if the requisite holding period is satisfied.

For non-corporate U.S. Holders, if the U.S. Holder satisfies certain holding period requirements and the U.S. Holder is not under an obligation to make related payments with respect to positions in substantially similar or related property, dividends are “qualified dividend income” taxed at the preferential applicable long-term capital gain rate. It is unclear whether the redemption rights with respect to Common Stock may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then non-corporate U.S. Holders may be subject to tax on such dividends at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Distributions in excess of our current or accumulated earnings and profit generally will be applied against and reduce the U.S. Holder’s basis in its Common Stock (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Common Stock in the manner described above under “— Taxation of Redemption Treated as an Exchange of our Common Stock.”

U.S. Information Reporting and Backup Withholding.    Distributions with respect to Common Stock to a U.S. Holder, whether or not such distributions qualify as dividends for U.S. federal income tax purposes, and proceeds from the sale, exchange or redemption of our Common Stock by a U.S. Holder generally are subject to information reporting to the IRS and possible U.S. backup withholding, unless the U.S. Holder is an exempt recipient. Backup withholding may apply to such payments if a U.S. Holder fails to furnish a correct taxpayer identification number, fails to furnish a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and such holder may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

Redemption of our Common Stock.    The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s share of our Common Stock generally will follow the U.S. federal income tax characterization of such a redemption as described under “— Treatment of Redemption of our Common Stock” above.

Because the satisfaction of the 302 tests described above is dependent on matters of fact, withholding agents may presume, for withholding purposes, that all amounts paid to Non-U.S. Holders in connection with a redemption are treated as distributions in respect of their shares. Accordingly, a Non-U.S. Holder should expect that a withholding agent will likely withhold U.S. federal income tax on the gross proceeds payable to a Non-U.S. Holder pursuant to a redemption at a rate of 30% unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, or other applicable IRS Form W-8). Each holder should consult with its own tax advisors as to the tax consequences to it of any redemption of its Common Stock, including its ability to obtain a refund of any amounts withheld by filing an appropriate claim for a refund with the IRS in the event that the Non-U.S. Holder is not treated as receiving a dividend under the 302 tests.

Taxation of Redemption Treated as an Exchange of our Common Stock.    A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of any gain realized upon the redemption of our Common Stock unless:

•        the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);

•        the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

•        Common Stock constitutes a U.S. real property interest (“USRPI”) by reason of the Company’s status as a U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes, and certain other conditions are met.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular rates applicable to a U.S. Holder, unless an applicable tax treaty provides otherwise. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to the third bullet above, the Company believes that it is not and has not been at any time since its formation, and does not expect to be immediately after its initial business combination is completed, a USRPHC.

Non-U.S. Holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.

Taxation of Redemption Treated as a Distribution.    If the redemption does not qualify as an exchange of our Common Stock, with respect to a Non-U.S. Holder, such holder will generally be treated as receiving a distribution in respect of our Common Stock. Such a distribution to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) will constitute a dividend for U.S. federal income tax purposes. Amounts not treated as a dividend for U.S. federal income tax purposes will constitute a return of capital and be applied against and reduce a Non-U.S. Holder’s adjusted tax basis in its Common Stock, but not below zero, and thereafter as capital gain and will be treated as described above under “— Non-U.S. Holders — Taxation of Redemption Treated as an Exchange of our Common Stock.”

Subject to the discussion below on effectively connected income, dividends paid to a Non-U.S. Holder of our Common Stock will be subject to U.S. federal withholding tax at a rate of 30% of the gross amount of the dividends (or such lower rate specified by an applicable income tax treaty, provided the Non-U.S. Holder furnishes a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) certifying qualification for the lower treaty rate). A Non-U.S. Holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.

If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. Holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. Holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States.

Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular rates. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Information Reporting and Backup Withholding.    Payments of dividends on Common Stock will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. However, information returns are required to be filed with the IRS in connection with any dividends on Common Stock paid to the Non-U.S. Holder, regardless of whether any tax was actually withheld. In addition, proceeds from a sale or other taxable disposition of our Common Stock within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption. Proceeds from a disposition of our Common Stock conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.

Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act.    Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), payments of dividends on and the gross proceeds of dispositions of our Common Stock of a U.S. issuer paid to (i) a “foreign financial institution” (as specifically defined in the Code) or (ii) a “non-financial foreign entity” (as specifically defined in the Code) will be subject to a withholding tax (separate and apart from, but without duplication of, the withholding tax described above) at a rate of 30%, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied or an exemption from these rules applies. Under proposed Treasury Regulations, the preamble to which states that taxpayers may rely on them until final Treasury Regulations are issued, this withholding tax will not apply to the gross proceeds from the sale or disposition of our Common Stock. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. If a dividend payment is both subject to withholding under FATCA and subject to the withholding tax discussed above, the withholding under FATCA may be credited against, and therefore reduce, such other withholding tax. Non-U.S. holders should consult their tax advisors regarding the possible implications of this withholding tax on their Common Stock.

We urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

Company’s Recommendation to Stockholders

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal is fair to, and in the best interests of, the Company and its stockholders. The Board has approved and declared advisable the Extension Amendment Proposal, and recommends that you vote “FOR” the adoption of the Extension Amendment. See the section entitled “Reasons for the Extension Amendment — The Board’s Reasons for the Extension Amendment, its Conclusion, and its Recommendation.”

Interests of the Company’s Founders, Directors and Executive Officers

When you consider the recommendation of the Board, you should keep in mind that the Company’s Founders have interests that may be different from, or in addition to, your interests as a stockholder. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Company’s Founders.”

Stock Ownership

Information concerning the holdings of certain of the Company’s stockholder is set forth below under “Beneficial Ownership of Securities.”

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment

We are proposing to amend the Current Charter to allow the Company until the Extended Termination Date to consummate an initial business combination by depositing the amount of cash as specified in this proxy statement for each New Monthly Extension to the Trust Account.

Although the approval of the Extension Amendment Proposal is essential to allow the Company to have more time and flexibility to complete an initial business combination, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by stockholders. If the Extension Amendment Proposal is approved, the Company will file a certificate of amendment to the Current Charter with the Secretary of State of the State of Delaware. A copy of the proposed amendment to the Current Charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of our Public Shares, whether they vote for or against the Extension Amendment Proposal or do not vote at all, will be permitted to convert all or a portion of their Public Shares into their pro rata portion of the Trust Account, provided that the Extension Amendment is implemented. Holders of Public Shares do not need to be a holder of record on the Record Date in order to exercise redemption rights.

Reasons for the Extension Amendment

As previously disclosed on the Company’s Current Report on Form 8-K filed on October 27, 2023, on October 26, 2023, The Company entered into the Merger Agreement with Thunder Power and Merger Sub. Pursuant to the Merger Agreement, Thunder Power will be merged with and into Merger Sub, with the Merger Sub surviving the Merger as a direct wholly owned subsidiary of the Surviving Co.

At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Merger Sub, Thunder Power or Thunder Power Shareholders, each Thunder Power Ordinary Shares issued and outstanding immediately prior to the Effective Time (excluding dissenting shares and shares held by Thunder Power or any of its direct or indirect subsidiaries as of immediately prior to the Effective Time) will be cancelled and automatically converted into (i) the right to receive, without interest, the applicable portion of the Closing Merger Consideration Shares (as defined in the Merger Agreement) as set forth in the Closing Consideration Spreadsheet (as defined in the Merger Agreement) and (ii) the contingent right to receive the applicable portion of the Earnout Shares (as defined in the Merger Agreement), if, as and when payable in accordance with the earnout provisions described below. For avoidance of any doubt, each Thunder Power Shareholder will cease to have any rights with respect to such Thunder Power Shareholder’s Thunder Power Ordinary Shares, except the right to receive the Closing Per Share Merger Consideration and the Earnout Shares. “Closing Merger Consideration Shares” means 40,000,000 shares of common stock of the Surviving Co, which are equal or equivalent in value to the sum of $400,000,000 divided by $10.00 per share. “Earnout Shares” means 20,000,000 shares of common stock of Surviving Co, which are equal or equivalent in value to the sum of $200,000,000 divided by $10.00 per share, subject to the vesting schedule set forth in the Merger Agreement.

The Thunder Power Business Combination will be submitted to shareholders for approval at a Special Meeting. The Company has filed with the S-4 in connection with the proposed Thunder Power Business Combination, the Merger Agreement and other relevant matters.

The purpose of the Extension Amendment is to allow the Company to have more time and flexibility to complete an initial business combination. The Company’s Current Charter provide that the Company has until June 21, 2023 to consummate an initial business combination and may elect to extend Combination Period up to nine times, each by an additional one-month period, for a total of up to nine months to March 21, 2024 to complete our initial business combination. Further, the IPO Prospectus and the Current Charter provide that the Company may modify provisions in the Current Charter in connection with the Combination Period by amending the Current Charter approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of our Common Stock.

The Current Charter was approved in the 2023 Special Meeting on June 16, 2023, where the stockholders of the Company approved the Company to amend the Company’s then effective Amended and Restated Certificate of Incorporation to allow the Company until June 21, 2023 to consummate an initial business combination and may elect to extend the period to consummate an initial business combination up to nine times, each by an additional Current Monthly Extension, for a total of up to nine months to March 21, 2024, by depositing to the Company’s Trust Account, the Current Monthly Extension Payment. On June 20, 2023, the Current Charter was filed with the State of Delaware, effective on the same date. In connection with the votes to approve the Current Charter, 4,791,507 shares of Class A Common Stock of the Company were tendered for redemption and cancelled.

As of the date hereof, all nine Current Monthly Extension Payments, each in the amount of $100,000, were deposited into the Trust Account, among which, five Current Monthly Extension Payments were made by Thunder Power pursuant to the Merger Agreement, three were made by the Sponsor and one was made by the management from the working capital of the Company. As a result, the Company currently has sought nine Current Monthly Extensions to have until March 21, 2024 to complete the Business Combination.

The Board currently believes that there will not be sufficient time before the Initial Termination Date for the Company to complete the initial business combination. If the Extension Amendment Proposal is approved, the Company will still have the right to extend the Combination Period from the Initial Termination Date of March 21, 2024 to up to the Extended Termination Date of December 21, 2024, provided that the New Monthly Extension Payment is deposited into the Trust Account on or prior to the 21st day of each month commencing from March until November 2024. In connection with the Extension Amendment, if there is (i) no redemption of the Public Shares, the New Monthly Extension Payment will be $60,000, (ii) a 50% redemption of the Public Shares, the New Monthly Extension Payment will be $60,000, and (iii) an 80% redemption of the Public Shares, the New Monthly Extension Payment will be $35,304.47. The Company’s board has determined that, given the Company’s expenditure of time, efforts and money to complete an initial business combination, it is in the best interests of its stockholder to approve the Extension Amendment.

Although the approval of the Extension Amendment Proposal is essential to the implementation of the Board’s plan to have more time and flexibility to complete the initial business combination, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by stockholders.

If the Extension Amendment Proposal is not approved, and an initial business combination is not consummated by March 21, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless in the event the Company winds up.

Our Founders have waived their redemption rights with respect to their Founder Shares, Private Shares, and Public Shares in connection with a stockholder vote to approve an amendment to our Current Charter with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity. Holders of warrants and rights will receive no proceeds in connection with the liquidation with respect to such warrants, which will expire worthless.

After consultation with the Sponsor, the Company’s management has reasons to believe that, if the Extension Amendment Proposal is approved, the Sponsor or their affiliates will contribute the New Monthly Extension Payment per month to the Company as a loan for the Company to deposit the funds into the Trust Account as the New Monthly Extension Payment. The first New Extension Payment after the approval of the Extension Amendment Proposal must be made prior to Initial Termination Date, while the second Extension Payment must be deposited into the Trust Account prior to 21st of each succeeding month until the termination of the Extension. If the Company complete its initial business combination, the Company would repay such loaned amounts out of the proceeds of the Trust Account. In addition, such extension funding loans may be convertible into Private Shares upon the closing of the Company’s initial business combination at $10.00 per Private Share at the option of the lender.

Redemption Rights

If the Extension Amendment Proposal is approved (and not abandoned), the Company will afford the public stockholders making the Election, the opportunity to receive, at the time the Extension Amendment becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the Trust Account. You will also be able to redeem your Public Shares in connection with the expected stockholder vote to approve an initial business combination, or if the Company has not consummated an initial business combination by the Extended Termination Date.

If you do not make the Election, you will retain the opportunity to redeem your Public Shares upon consummation of an initial business combination, subject to any limitations set forth in the Current Charter and the limitations contained in related agreements. In addition, public stockholders who vote for the Extension Amendment Proposal and do not make the Election would be entitled to redemption if the Company has not completed an initial business combination by the Extended Termination Date.

Redemption Procedure

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at 1 State Street, 30th Floor, New York, NY 10004-1561, by two business days prior to the Special Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming holder’s Election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the Election will not be able to tender their shares at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker approximately $120.00 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decision than those stockholders that do not elect to exercise their redemption rights. Stockholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures by two business days prior to the Special Meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved or is abandoned, these shares will not be redeemed for cash and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved or will be abandoned. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The Company will hold the certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each Public Share for a pro rata portion of the funds available in the Trust Account, calculated as of the Record Date. If you exercise your redemption rights, you will be exchanging your shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption, and tender your share certificate(s) to the Company’s transfer agent by two business days prior to the Special Meeting. If the Extension Amendment Proposal is not approved or if they are abandoned, these shares will not be redeemed for cash. However, if the Company is unable to complete an initial business combination by the Current Termination Date (unless such date is extended), the shares of the public stockholders will be redeemed in accordance with the terms of the certificate of incorporation promptly following such date.

Tax Implications under the Inflation Reduction Act

On August 16, 2022, the Inflation Reduction Act of 2022 (“IRA”) was signed into federal law. The IRA provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations.

The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. In this regard, on December 27, 2022, the Treasury and the Internal Revenue Service issued a notice announcing their intent to issue proposed regulations addressing the application of the excise tax, and describing certain rules on which taxpayers may rely prior to the issuance of such proposed regulations (the “Notice”).

Any redemption or other repurchase that occurs after December 31, 2022 in connection with a “Redemption Event” may be subject to the excise tax. Pursuant to the rules set forth in the Notice, however, redemptions in connection with a liquidation of the Company are generally not subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the structure of the business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the business combination) and (iv) the content of regulations and other future guidance from the Treasury.

In addition, because the excise tax would be payable by the Company, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined; however, the Company will not use the funds held in the Trust Account or any additional amounts deposited into the Trust Account, as well as any interest earned thereon, to pay the excise tax, if any, for the redemption in connection with the Special Meeting. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in the Company’s ability to complete a business combination.

Interests of the Company’s Founders

When you consider the recommendation of our Board, you should keep in mind that the Founders may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that the Founders have agreed not to redeem any shares of our Common Stock in connection with a stockholder vote to approve an amendment to the Current Charter.

•        the beneficial ownership by the Sponsor of an aggregate of 2,014,400 Founder Shares and 478,875 Private Shares, which would become worthless if the Company does not complete an initial business combination within the applicable time period, as the Sponsor has agreed (A) to vote any shares owned by them in favor of any proposed business combination and (B) not to redeem any Founder Shares, Private Shares or Public Shares held by them in connection with a stockholder vote to approve a proposed initial business combination. The personal and financial interests of our Founders may influence their motivation in identifying and selecting a target business combination, completing an initial business combination and influencing the operation of the business following an initial business combination. The Sponsor paid an aggregate of $25,000 for the Founders Shares and $4,788,750 for the Private Shares.

•        the fact that given the very low purchase price (of $25,000 in aggregate) that the Founders paid for the Founder Shares as compared to the price of the Common Stock sold in IPO, the Founders may earn a positive rate of return on their investment even if the Founder Shares trade below the price initially paid for the Common Stock in the IPO and the public stockholders may experience a negative rate of return following the completion of the initial business combination.

•        the fact that Xuedong (Tony) Tian, our Chief Executive Officer and director, Lei Xu, our Chairwoman and President, and Yuanmei Ma, our Chief Financial Officer, respectively hold 117,030, 126,990 and 117,030 Founder Shares, which would become worthless if FLFV does not complete a business combination within the Combination Period, as the said executive officers have waived any right to redemption with respect to these shares.

•        the fact that Xuedong (Tony) Tian is the Managing Director and Head of Capital Markets of US Tiger. US Tiger is one underwriter of our IPO. Pursuant to the underwriting agreement entered into by and between us and US Tiger, US Tiger will be entitled to a deferred fee of 3.5% of the gross proceeds of the Initial Public Offering, or $3,421,250 until the closing of the business combination. Additionally, the beneficial ownership by US Tiger of an aggregate of 60,000 Representative Shares and 20,000 Private Shares, which would become worthless if we do not complete a business combination within the Combination Period, as US Tiger has waived any right to redemption with respect to these shares.

•        Two of FLFV’s independent directors, Kevin Vassily and David Ping Li each holds 20,000 Founder Shares and the other independent director, Wenbing Chris Wang will receive 10,000 Founder Shares from the Sponsor, which would become worthless if we do not complete a business combination within the applicable time period, as the said executive officers have waived any right to redemption with respect to these shares.

•        As of the date hereof, we have issued 2 notes to Thunder Power (the “Thunder Power Notes”) in connection with the Current Monthly Extension Payments in a total amount of $200,000. Thunder Power has the right, but not the obligation, to convert the Thunder Power Notes, in whole or in part, respectively, into Thunder Power Extension Shares. Thunder Power has advised us that it will not convert the Thunder Power Notes into shares of the Surviving Co upon the Closing. As a result, the Thunder Power Notes will become intercompany notes between the Surviving Co and Thunder Power upon the Closing. We have the obligation to pay to Thunder Power the funds amounting to the principal amount of the Thunder Power Notes if the Thunder Power Business Combination is terminated pursuant to the Merger Agreement or if we cannot consummate the Thunder Power Business Combination within the Combination Period. We may use a portion of the working capital held outside the Trust Account to repay such funds amounting to the principal amount of the Thunder Power Notes but no proceeds from the Trust Account would be used to repay such loaned amounts. In the event that the Thunder Power Business Combination is terminated pursuant to the Merger Agreement or if we cannot consummate the Thunder Power Business Combination within the Combination Period, it is uncertain if we have sufficient working capital held outside the Trust Account to fully repay the Thunder Power Notes, and the Sponsor may be eventually held liable for FLFV’s liabilities pursuant to its certain indemnification obligations;

•        the fact that the Founders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares, Private Shares if FLFV fails to complete the initial business combination before the Extended Termination Date. As a result of waiving liquidating distributions, if FLFV fails to complete an initial business combination by the Extended Termination Date, the Sponsor would lose $4,788,750 for the purchase of Private Shares, and the Founders would lose $25,000 for the purchase of the Founder Shares, and thus they (other than the Founders that acquired the Founder Shares from Sponsor A for nominal consideration) would incur substantial loss of investment and will not be reimbursed for any out-of-pocket expenses.

•        Our Founders may have a conflict of interest with respect to evaluating the initial business combination and financing arrangements as we may obtain loans from our Founders or an affiliate of our Founders or any of our officers and directors to finance transaction costs in connection with an intended initial business combination. Up to $3,000,000 of such loans may be convertible into units at a price of $10.00 per unit at the option of the lender. Such working capital shares would be identical to the Private Units sold in the Private Placement.

•        the continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after an initial business combination.

•        the fact that if the Trust Account is liquidated, including in the event we are unable to complete the initial business combination by the Extended Termination Date, the Sponsor have agreed to indemnify FLFV to ensure that the proceeds in the Trust Account are not reduced below $10.15 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a letter of intent, confidentiality or other similar agreement or an initial business combination agreement or claims of any third party for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

•        the fact that the Founders, are, or may in the future become, affiliated with entities that are engaged in a similar business to us. The Founders are not prohibited from sponsoring, or otherwise becoming involved with, any other blank check companies prior to completing the Business Combination. Accordingly, if any of our officers or directors becomes aware of an initial business combination opportunity that is suitable for an entity to which he or she has then current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such Business Combination opportunity to such entity, subject to their fiduciary duties under DGCL.

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the Extension Amendment Proposal. These interests were considered by the Board when they approved the Extension Amendment Proposal.

Required Vote

Approval of the Extension Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of our Common Stock on the Record Date. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented. With respect to the Extension Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

All of the Founders are expected to vote any shares of our Common Stock owned by them in favor of the Extension Amendment Proposal.

Our Board recommends that you vote “FOR” the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your Public Shares.

When you consider the recommendation of our Board, you should keep in mind that the Founders have interests that may be different from, or in addition to, your interests as a stockholder. For more details, see “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Company’s Founders.”

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposal in this proxy statement. If the Adjournment Proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the Special Meeting to a later date (which he would otherwise have under the Current Charter) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposal.

Required Vote

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the Special Meeting. Abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.

All of the Founders are expected to vote shares of our Common Stock owned by them in favor of the Adjournment Proposal.

Recommendation

Our Board recommends that you vote “FOR” the Adjournment Proposal.

When you consider the recommendation of our Board, you should keep in mind that the Founders have interests that may be different from, or in addition to, your interests as a stockholder. For more details, see “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Company’s Founders.”

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Common Stock as of February 26, 2024 (the Record Date) with respect to the beneficial ownership of our Common Stock held by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of our Common Stock;

•        each of our executive officers and directors that beneficially owns shares of our Common Stock; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them. The following table does not reflect record of beneficial ownership of the Warrants included in the Units sold in the IPO as these Warrants are not exercisable until the later of 30 days after the completion of our initial business combination, or 12 months from the closing of the IPO, and does not take into account the 20,000 Class A Common Stock held by US Tiger as part of the Private Units it holds. As of the Record Date, there are 5,542,368 shares of Class A Common Stock issued and outstanding and 2,443,750 shares of Class B Common Stock issued and outstanding.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Class A Common Stock	Approximate Percentage of outstanding Class A Common Stock	Amount and Nature of Beneficial Ownership of Class B Common Stock	Approximate Percentage of Outstanding Class B Common Stock	Approximate Percentage of Outstanding All Common Stock (as converted) (Total)
Feutune Light Sponsor LLC(2)(3)	478,875	8.64%	2,014,400	82.43%	31.22%
Sau Fong Yeung(2)	478,875	8.64%	2,014,400	82.43%	31.22%
Sam Yu(3)	198,158	3.58%	833,558	34.11%	12.92%
Verakin JX (U.S.) Inc.(4)	82,558	3.58%	347,282	14.21%	5.38%
Xuedong (Tony) Tian	—	—	117,030	4.79%	1.47%
Lei Xu	—	—	126,990	5.20%	1.59%
Yuanmei Ma	—	—	117,030	4.79%	1.47%
Kevin Vassily	—	—	20,000	*	*
David Ping Li	—	—	20,000	*	*
De Mi	—	—	8,300	*	*
All executive officers, directors, and secretary as a group (6 individuals)	—	—	409,350	16.75%	5.13%

____________

*        Less than 1%.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Feutune Light Acquisition Corporation, 48 Bridge Street Building A, Metuchen, New Jersey 08840.

(2)      Our Sponsor is the record holder of Founder Shares reported herein. Ms. Sau Fong Yeung, a U.S. permanent resident, is the sole manager of our Sponsor, and as such may be deemed to have sole voting and investment discretion with respect to the Founder Shares and Private Shares held by our Sponsor.

(3)      Our Sponsor is the record holder of Founder Shares reported herein. Mr. Sam Yu is a member of our Sponsor with 41.38% of ownership interests, and as such may be deemed to hold 41.38% of the beneficial ownership of the Founder Shares and Private Shares held by the Sponsor. Mr. Sam Yu is a U.S. citizen.

(4)      Our Sponsor is the record holder of Founder Shares reported herein. Verakin JX (U.S.) Inc., a Delaware corporation, is a member of our Sponsor with 17.24% of ownership interests, and as such may be deemed to hold 17.24% of the beneficial ownership of the Founder Shares and Private Shares held by the Sponsor.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

Founder and Private Shares

On February 2, 2022, the Sponsor acquired 2,443,750 Founder Shares of for an aggregate purchase price of $25,000, or approximately $0.01 per share.

Our Sponsor also agreed to transfer an aggregated amount of 505,000 Founder Shares to our officers, directors, secretary and their designees prior to the closing of the IPO, among which, (i) 141,000 Founder Shares were transferred to Mr. Xuedong (Tony) Tian, our Chief Executive Officer and Director, (ii) 153,000 Founder Shares were transferred to Dr. Lei Xu, our Chairwoman and President, (iii) 141,000 Founder Shares were transferred to Ms. Yuanmei Ma, our Chief Financial Officer, (iv) 10,000 Founder Shares were transferred to Ms. De Mi, our secretary, and (v) each 20,000 Founder Shares were transferred to each of Messrs. Kevin Vassily, David Ping Li, Michael Davidov, our independent directors. The transfer agreements were executed immediately prior to the closing of the IPO on June 21, 2022. On March 14, 2023, pursuant to a certain securities transfer agreement between the Sponsor and Mr. Tian, Dr Xu, Ms. Ma, and Ms. Mi, a total of 75,650 Founder Shares were repurchased by the Sponsor from each of the four individuals, including (i) 23,970 Founder Shares from Mr. Tian, (ii)26,010 Founder Shares from Dr. Xu, (iii) 23,970 Founder Shares from Ms. Ma, and (iv) 1,700 Founder Shares from Ms. Mi, at a purchase price of $0.01023 per share.

On June 21, 2022, we consummated our IPO of 9,775,000 units (the “Units”), which included 1,225,000 units issued upon the partial exercise of the over-allotment option of the underwriters of the IPO. Each Unit consists of one share of our Class A common stock, one redeemable warrant (the “Warrants”), each Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, and one right (the “Rights”), each one Right entitling the holder thereof to exchange for one-tenth (1/10) of one share of Class A Common Stock upon the completion of the Company’s initial business combination, generating gross proceeds of $97,750,000. Simultaneously with the closing of the IPO, we completed the Private Placement of 498,875 Private Units, including 478,875 Private Units to the Company’s Sponsor, and 20,000 units to US Tiger, the representative of the underwriters of the IPO, at a purchase price of $10.00 per Private Unit, generating gross proceeds of $4,988,750 (including $4,788,750 from Sponsor and $200,000 from US Tiger). The Private Units are identical to the units as part of the Units in the IPO, except that the Private Units are not transferable, assignable or salable (except to our officers and directors and other persons or entities affiliated with or related to our founders, each of whom will be subject to the same transfer restrictions) until 30 days after the completion of our initial business combination.

The founders have agreed not to transfer, assign or sell 50% of its Founder Shares until the earlier to occur of: (A) six months after the date of the consummation of the Company’s initial business combination, or (B) the date on which the closing price of the Company’s Common Stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the Company’s initial business combination and the remaining 50% of the Founder Shares may not be transferred, assigned or sold until six months after the date of the consummation of the Company’s initial business combination, or earlier, in either case, if, subsequent to the Company’s initial business combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares for cash, securities or other property.

If any of our officers or directors becomes aware of an initial business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, including our founders, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations to other entities that may take priority over their duties to us. Other than as set forth elsewhere in this report, no compensation of any kind, including finder’s and consulting fees, will be paid to our founders, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination although we may consider cash or other compensation to officers or advisors we may hire subsequent to the IPO to be paid either prior to or in connection with our initial business combination. In addition, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable initial business combination. Our audit committee will review on a quarterly basis all payments that were made to our founders, advisors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Representative Shares

FLFV also issued 60,000 Representative Shares to US Tiger as part of representative compensation. The Representative Shares are identical to the Public Shares except that US Tiger has agreed not to transfer, assign or sell any such Representative Shares until the completion of FLFV’s initial Business Combination. In addition, US Tiger has agreed (i) to waive its redemption rights with respect to the Representatives’ Shares in connection with the completion of the initial business combination (ii) waive its redemption rights with respect to the Representatives’ Shares in connection with a stockholder vote to approve an amendment to the Company’s certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the Public Securities if the Company does not complete its initial business combination within the time specified in its certificate of incorporation or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) to waive its rights to liquidating distributions from the trust account with respect to the Representative’s Shares if the Company fails to complete the initial business combination within the time specified in its certificate of incorporation.

Promissory Note

On February 2, 2022, the Sponsor agreed to loan the Company up to $500,000 to be used for a portion of the expenses of the IPO. This loan is non-interest bearing, unsecured and is due at the earlier of (1) January 31, 2023 or (2) the date on which the Company consummates an initial public offering of its securities. Prior to the IPO, the Company had $280,000 outstanding loan balance. The loan was repaid on June 21, 2022. As of March 31, 2023, there was no outstanding balance.

On March 21, 2023, an aggregate of $977,500 (the “March 2023 Extension Payment”) was deposited by the Sponsor into the Trust Account for the public stockholders, representing $0.10 per Public Share, which enables the Company to extend the Combination Period by three months from March 21, 2023 to June  21, 2023 (the “March 2023 Extension”).

In connection with the March 2023 Extension Payment, the Company issued an unsecured promissory note (the “Note”) to the Sponsor. The Note is non-interest bearing and payable (subject to the waiver against trust provisions) upon the date on which the Company consummates its initial business combination. The principal balance may be prepaid at any time, at the election of the Company. The holder of the Note has the right, but not the obligation, to convert the Note, in whole or in part, into Private Units of the Company, as described in the Prospectus of the Company, by providing the Company with written notice of its intention to convert the Note at least two business days prior to the closing of the Company’s initial business combination. The number of Private Units to be received by the holder in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the holder, by (y) $10.00. Among $977,500 Extension Payment, (i) $600,000 were deposited by the Company’s Sponsor, and (ii) $377,500 by the Company from the working capital account of the Company in lieu of the Sponsor, pursuant to a non-interest, short-term loan provided by the Company to the Sponsor (the “Short-Term Loan Note”) to the Company, which provides for repayment of the Short-Term Loan on or before March 31, 2023. The Short-Term Loan Note was repaid in full on March 24, 2023.

Following the 2023 Special Meeting, as of September 30, 2023, four Current Monthly Extension Payments were deposited into the Trust Account for the public stockholders as of September 30, 2023, which enabled FLFV to extend the Combination Period by four months from June 21, 2023 to October 21, 2023. In connection with the four Current Monthly Extension Payments, FLFV issued notes to the Sponsor (each, a “Note” and collectively, the “Notes”).

The Notes bear no interest and are payable in full upon the earlier to occur of (i) the consummation of FLFV’s Business Combination or (ii) the date of expiry of the term of FLFV (the “Maturity Date”). The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; (ii) the commencement of a voluntary or involuntary bankruptcy action, (iii) the breach of FLFV’s obligations thereunder; (iv) any cross defaults; (v) any enforcement proceedings against FLFV; and (vi) any unlawfulness and invalidity in connection with the performance of the obligations thereunder, in which case the Notes may be accelerated.

The payee of the Notes, the Sponsor, has the right, but not the obligation, to convert the Notes, in whole or in part, respectively, into Private Units of FLFV, that are identical to Public Units of FLFV, subject to certain exceptions, as described in the Prospectus, by providing FLFV with written notice of the intention to convert at least two business days prior to the closing of the Business Combination. The number of Private Units to be received by the Sponsor in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Sponsor by (y) $10.00.

As of September 30, 2023 and December 31, 2022, FLFV had total of $1,377,500 and nil, respectively, of promissory Notes from the Sponsor.

Working Capital Loans

In addition, in order to finance transaction costs in connection with an intended initial business combination, our Founders or an affiliate of our Founders may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that an initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no Trust Funds would be used for such repayment. Up to $3,000,000 of such loans may be convertible into units at $10.00 per unit at the option of the lender. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our Founders or an affiliate of our Founders as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.

In addition to the promissory notes in relation to the Current Monthly Extension Payments, FLFV also borrowed $195,000 from the Sponsor for working capital purposes.

As of September 30, 2023 and December 31, 2022, total loans from related parties for FLFV amounted to $1,572,500 and nil, respectively.

Others

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We have entered into a registration rights agreement with respect to the Private Units sold in the Private Placement, the Private Units issuable upon conversion of working capital loans (if any), and the Founder Shares.

RELATED PARTY POLICY

We have adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the company.

In addition, our audit committee is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our Founders unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm which is a member of FINRA or an independent accounting firm that our initial business combination is fair to our company from a financial point of view. Furthermore, other than as set forth herein, no finder’s fees, reimbursements or cash payments will be made to our founders, existing advisors, or our or their affiliates, for services rendered to us prior to or in connection with the completion of our initial business combination although we may consider cash or other compensation to officers or advisors we may hire subsequent to the IPO to be paid either prior to or in connection with our initial business combination. In addition, the following payments will be made to our Founders or their affiliates, none of which will be made from the Trust Funds prior to the completion of our initial business combination:

•        Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and

•        Repayment of loans which may be made by our Founders or an affiliate of our Founders to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto. Up to $3,000,000 of such loans may be convertible into working capital shares, at a price of $10.00 per share at the option of the lender.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that the 2024 annual meeting of stockholders will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2024 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

Our bylaws also provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders, must provide timely notice of their intent in writing. To be timely, a stockholder’s notice will need to be received by the company secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the anniversary date of the immediately preceding annual meeting of stockholders. Pursuant to Rule 14a-8 of the Exchange Act, proposals seeking inclusion in our annual proxy statement must comply with the notice periods contained therein. Our bylaws also specify certain requirements as to the form and content of a stockholders’ meeting. These provisions may preclude our stockholders from bringing matters before our annual meeting of stockholders or from making nominations for directors at our annual meeting of stockholders.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Advantage Proxy, Inc., our proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly; banks or brokers may call Advantage Proxy, Inc. at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Feutune Light Acquisition Corporation, 48 Bridge Street, Building A, Metuchen, New Jersey 08840, Attention: Yuanmei, CFO.

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than March 11, 2024 (one week prior to the date of the Special Meeting).

Annex A

PROPOSED CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
Feutune Light Acquisition Corporation

[•], 2024

Feutune Light Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Feutune Light Acquisition Corporation”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 19, 2020 (the “Original Certificate of Incorporation”). An Amended and Restated Certificate of Incorporation of the Corporation (the “First Amended and Restated Certificate of Incorporation”) was filed with the Secretary of State of the State of Delaware on June 14, 2022.

2. This Certificate of Amendment to the First Amended and Restated Certificate of Incorporation (“Certificate of Amendment”) amends the First Amended and Restated Certificate of Incorporation.

3. This Certificate of Amendment was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 228, 242 and 245 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.

5. The text of Section 9.1(c) is hereby amended and restated to read in full as follows:

(c) In the event that the Corporation has not consummated an initial Business Combination by March 21, 2024, the Sponsor may request that the Board extend the Combination Period by an additional one-month up to nine times (each such extension, an “Extension”), to December 21, 2024, provided, that for each Extension: (i) the Sponsor or its affiliates or designees has deposited into the Trust Account an amount representing $[*]1 for each Offering Share not redeemed by the Public Stockholders, in exchange for a non-interest bearing, unsecured promissory note; and (ii) there has been compliance with any applicable procedures relating to the Extension in the trust agreement and in the letter agreement, both of which are described in the Registration Statement. If the Sponsor requests an Extension, then the following applies: (iii) the gross proceeds from the issuance of such promissory note referred to in (i) above will be added to the offering proceeds in the Trust Account and shall be used to fund the redemption of the Offering Shares in accordance with this Article IX; (iv) if the Corporation completes its initial Business Combination, it will, at the option of the Sponsor, repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it or issue securities of the Corporation in lieu of repayment in accordance with the terms of the promissory note; and (v) if the Corporation does not complete a Business Combination by the Deadline Date, the Corporation will not repay the amount loaned under the promissory note until 100% of the Offering Shares have been redeemed and only in connection with the liquidation of the Corporation to the extent funds are available outside of the Trust Account.

____________

1       The dollar amount as specified in the Company’s Definitive Proxy Statement (as amended and supplemented) relating to the Meeting filed with the U.S. Securities and Exchange Commission on March 1, 2024.

Annex A-1

IN WITNESS WHEREOF, Feutune Light Acquisition Corporation has caused this Certificate of Amendment to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Feutune Light Acquisition Corporation
By:
	Name:	Yuanmei Ma
	Title:	CFO

Annex A-2

Annex B

FEUTUNE LIGHT ACQUISITION CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING TO BE HELD ON MARCH 18, 2024

The undersigned hereby appoints Yuanmei Ma (the “Proxy”), independently with the power to appoint a substitute, and hereby authorizes the Proxy to represent and vote, as designated below, all the shares of Feutune Light Acquisition Corporation (the “Company”) held of record by the undersigned at the close of business on February 26, 2024 at the special meeting of stockholders to be held at 11:30 a.m., Eastern Standard Time, on March 18, 2024, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxy to vote in the manner directed below. You will be able to attend the special meeting online and vote during the special meeting.

If you plan to attend the virtual special meeting, please be sure to follow instructions found on your proxy card, voting instruction form or notice. To participate in the special meeting virtually via the Internet, you must register in advance at: https://robinsoncole.zoom.us/meeting/register/tJYsdO2uqzgsEtPPiuR3meMoXdEpmBUX2pZn prior to the special meeting. Upon completing your registration, you will receive further instructions via email, including the link that will allow you access to the special meeting. You will not be able to attend the special meeting in person.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR THE PROPOSAL. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the special meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
OF PROPOSAL 1 AND PROPOSAL 2 SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1 — The Extension Amendment Proposal:    To amend the Company’s current effective Amended and Restated Certificate of Incorporation (the “Charter”) to extend the period to consummate an initial business combination up to nine times, each by an additional one-month period, for a total of up to nine months to December 21, 2024, by depositing the amount of cash as specified in the Company’s Definitive Proxy Statement relating to the Meeting filed with the Securities and Exchange commission on March 1, 2024 (including any supplement thereto) for each public share for each one-month extension.

For	Against	Abstain
☐	☐	☐

PROPOSAL 2 — Adjournment of the Special Meeting:    To adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposal.

For	Against	Abstain
☐	☐	☐

For address change/comments, mark here.  ☐
(see reverse for instructions)

Please indicate if you intend to attend this meeting    ☐ YES            ☐ NO

Signature of Stockholder:
Date:
Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:

Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

Annex B-1